UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:

[X]  Preliminary  information  statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[ ]  Definitive  information  statement


Company  Name:  TECHNOLOGY  CONNECTIONS,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):

[ ]  No  fee  required

[X]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies: Common Stock, $.001 par value ("Common Stock") and Class A Voting Convertible Preferred Stock, $.001 par value ("Class A Convertible Preferred"), convertible into 10 shares of Common Stock.

(2) Aggregate number of securities to which transaction applies: 27,288,732 shares of Common Stock and 1,000,000 shares of Class A Convertible Preferred, representing a total of 37,288,732 shares of Common Stock equivalents issued in the Merger.

(3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11: $.39 per share average of the closing bid and asked price on April 20, 2004.

(4)  Proposed  maximum  aggregate  value  of  transaction:  $14,542,605

(5)  Total  fee  paid:  $2,908.52

[X]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:  $2,908.52
(2)  Form,  schedule  or  registration  statement  no.:  Schedule  14C
(3)  Filing  party:  Technology  Connections,  Inc.
(4)  Date  filed:  April  21,  2004

By  Order  of  the  Board  of  Directors

Kevin  Kyzer
Chairman

Charlotte,  North  Carolina

June  25,  2004


  MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK
              PERSONALLY, OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


TECHNOLOGY  CONNECTIONS,  INC.

June  25,  2004

To  the  Shareholders  of
Technology  Connections,  Inc.

Dear  Fellow  Shareholders:

Attached please find a notice of special meeting of the shareholders of Technology Connections, Inc. (hereinafter "TLGY" or the "Company"), that will be held at the Company's headquarters, 301C Verbena Street, Charlotte, North Carolina 28217, on July 15, 2004, at 10:00 a.m. Eastern Standard Time. The purpose of this meeting is to consider, discuss, vote and act upon the following:

     (i) Amending the Company's Articles of Incorporation in order to change its name from Technology Connections, Inc. to "HouseRaising, Inc."

     (ii) Approving an Agreement and Plan of Merger, dated February 19, 2004 (the "Merger Agreement"), pursuant to which HouseRaising, Inc., a Delaware corporation ("HouseRaising"), will merge with and into (the "Merger") the Company, a North Carolina corporation, with the Company being the surviving corporation in the Merger, and 27,288,732 shares of Common Stock of the Company and 1,000,000 shares of Class A Voting Convertible Preferred Stock of the Company will be issued in exchange for all of issued and outstanding shares of HouseRaising.

     (iii)Electing  a  new  Board  of  Directors.

Certain officers, directors, affiliates and five percent holders of the Company who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of stockholders.

Since shareholders of the Company are entitled to Dissenter's Rights as a result of the Merger, the Company hereby offers its shareholders the rights provided for in Article 55-13-01 through 55-13-31 of the North Carolina Business Corporation Act (the "NCBCA"), as amended. If a Company shareholder elects to exercise their Dissenter's Rights in accordance with Article 55-13-02, said shareholder of the Company will be paid the fair value thereof as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following:

     (i)  the  Company  has  had minimal operations for approximately two years;

     (ii) The Company has had negative book value of $(234,692), assets of only $35,136 and debt of $269,828 for the year ended December 31, 2003;

     (iii)the bid price for most of 2002 and 2003 prior to the announcement of this potential Merger was between $0.01 and $0.25 per share.

     (iv) other public shell companies which have no debt have in effect been sold in the marketplace for cash consideration of $250,000 to $400,000, which would result in a fully diluted per share value after repayment of debt of approximately $0.00 to $0.06 per share.

In the event a shareholder elects to exercise Dissenter's Rights, such shareholder must comply with the applicable procedures set forth in Articles 55-13-01 through 55-13-31 of the NCBCA in order to receive payment of the fair value of any Common Shares. In compliance with Article 55-13-20 of the NCBCA, a copy of Article 13 of the NCBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14C (the "Information Statement"), dated June 25, 2004.

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement. If there are any questions or further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at 704-400-9042 or Harold
H. Martin, Esq., Law Offices of Harold H. Martin, P.A., 17111 Kenton Drive, Suite 204B, Cornelius, North Carolina 28031, Tel: (704) 894-9760.



                                        Warmest  Regards,

                                        /s/  Kevin  Kyzer
                                        -----------------
                                        Kevin  Kyzer
                                        Chairman



DATED:  June  25,  2004



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


                          TECHNOLOGY CONNECTIONS, INC.
                              301C Verbena Street
                              Charlotte, NC 28217
--------------------------------------------------------------------------------

                            NOTICE OF SPECIAL MEETING

                            Dated as of June 25, 2004
--------------------------------------------------------------------------------

                          TECHNOLOGY CONNECTIONS, INC.

--------------------------------------------------------------------------------

To  the  Stockholders  of  Technology  Connections,  Inc.:

Pursuant to the provisions of the North Carolina Business Corporation Act, the Undersigned, being the Secretary of Technology Connections, Inc., provides that:

--------------------------------------------------------------------------------

Notice is hereby given that a special meeting (the "Meeting") of the stockholders of Technology Connections, Inc. (hereinafter referred to as "TLGY" or the "Company"), a North Carolina corporation, will be held at the Company headquarters, 301C Verbena Street, Charlotte, North Carolina 28217, on July 15, 2004, at 10:00 a.m., Eastern Standard Time.

--------------------------------------------------------------------------------

The purpose of this meeting is to consider, discuss, vote and act upon the following:

     (i) Amending the Company's Articles of Incorporation to change its name from "Technology Connections, Inc." to "HouseRaising, Inc."

     (ii) Approving an Agreement and Plan of Merger, dated February 19, 2004 (the "Merger Agreement"), pursuant to which HouseRaising, Inc., a Delaware corporation ("HouseRaising"), will merge with and into (the "Merger") the Company, a North Carolina corporation, with the Company being the surviving corporation in the Merger, and 27,288,732 shares of Common Stock of the Company and 1,000,000 shares of Class A Voting Preferred Stock of the Company will be issued in exchange for all of issued and outstanding shares of HouseRaising.

     (iii)Electing  a  new  Board  of  Directors.

Certain officers, directors, affiliates and five percent holders of the Company who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of stockholders.

Since shareholders of the Company are entitled to Dissenter's Rights as a result of the Merger, the Company hereby offers its shareholders the rights provided for in Article 55-13-01 through 55-13-31 of the North Carolina Business Corporation Act (the "NCBCA"), as amended. If a Company shareholder elects to exercise their Dissenter's Rights in accordance with Article 55-13-02, said shareholder of the Company will be paid the fair value thereof as determined by the Board of Directors.

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

The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following: (i) the Company has had minimal operations for approximately two years; (ii) the Company has had negative book value of $(234,692), assets of only $35,136 and debt of $269,828 for the year ended December 31, 2003; (iii) the bid price for most of 2002 and 2003 prior to the announcement of this potential Merger was between $.01 and $0.25 per share; (iv) other similar public shell companies with no debt have in effect been sold in the marketplace for cash consideration of $250,000 to $400,000, which would result in a fully diluted per share value after the repayment of debt of approximately $0.00 to $.06 per share.

In the event a shareholder elects to exercise Dissenter's Rights, such shareholder must comply with the applicable procedures set forth in Articles 55-13-01 through 55-13-31 of the NCBCA in order to receive payment of the fair value of any Common Shares. In compliance with Article 55-13-20 of the NCBCA, a summary of Article 13 of the NCBCA is set forth at Item 3 of the accompanying Information Statement and a copy of the entire text of Article 13 is attached as an exhibit to such Information Statement.

In order to obtain the fair value payment for Company shares, a shareholder must mail or deliver their intention no later than August 15, 2004, to the following address:

     The  Board  of  Directors
     Technology  Connections,  Inc.
     301C  Verbena  Street
     Charlotte,  North  Carolina  28217

The Board of Directors of the Company believes that the Merger will be in the best interests of the Company shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.05 per share) no later than August 25, 2004, as a result of this transaction as explained in
Article 55-13-22 of the NCBCA. We are not asking you for a proxy in conjunction with the Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon approval of the three proposals, the Company and HouseRaising will immediately file appropriate Articles of Merger in accordance with North Carolina law to effect the Merger and file articles of amendment to the Articles of Incorporation of the Company to effect a change in its name. The Merger will become effective upon the completion of the filing of the Articles of Merger. At the completion of the proposed Merger, each Company shareholder will maintain their current shares of Company common stock. The HouseRaising shareholders will receive 27,288,732 shares of Company common stock and 1,000,000 shares of Class A Voting Convertible Preferred Stock in exchange for all of their shares of common stock. In addition, the new members of the Board of Directors of the Company will be elected upon approval of that proposal. The Board of Directors of the Company believes that the three proposals are in the best interests of the Company shareholders and recommends their adoption.

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

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement.

If there are any questions or further information is required with respect to the two proposals, please contact Kevin Kyzer at 301C Verbena Street, Charlotte, North Carolina 28217, Tel: (704) 400-9042.


By  order  of  the  Board  of  Directors


                                          /s/  Stacey  Kyzer
                                          ------------------
                                          Stacey  Kyzer
                                          Secretary


DATED:  June  25,  2004


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

                       ----------------------------------

                              INFORMATION STATEMENT
                                       ON
                                  SCHEDULE 14C

                        SPECIAL MEETING OF STOCKHOLDERS
                            To be held July 15, 2004

                       ----------------------------------

                          TECHNOLOGY CONNECTIONS, INC.
                              301C VERBENA STREET
                        CHARLOTTE, NORTH CAROLINA 28217

                                  June 25, 2004


GENERAL  INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of Technology Connections, Inc. (the "Company"), to be held at 301C Verbena Street, Charlotte, North Carolina 28217 at 10:00 local time on July 15, 2004, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to the Company's stockholders on or about June 25, 2004.

All shares of the Company's common stock, $.001 par value, represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.



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

                               SUMMARY TERM SHEET



The following summary term sheet summarizes certain information contained in this Information Statement.


                                  THE COMPANIES

The Company is not presently engaged in any active business activities. Prior to December 31, 2003, the Company sold and integrated audio/visual/security devices in residential new construction homes. Its business concept was to provide a homebuyer with the convenience of creating a networked home with different types of technical equipment. The Company's principal executive offices are located at 301C Verbena Street, Charlotte, North Carolina 28217. Its telephone number is (704) 400-9042.

HouseRaising was organized in 1999 as a Delaware corporation. It is engaged in the business of selling, designing and managing design/build projects and renovation projects in the residential homebuilding market. The Company's principal executive offices are located at 4801 East Independence Boulevard, Suite 201, Charlotte, North Carolina 28212. Its telephone number is (704) 532-2121.

                              THE SPECIAL MEETING

Purpose: The election of eight directors, the approval of the Merger of HouseRaising into the Company and the changing of the Company's name to "HouseRaising, Inc."

Record Date:                  April 30, 2004.

Meeting Date:                 July 15, 2004

Shares outstanding:           2,353,893 as of the Record Date.

Share Ownership of
Management:                   818,350 (representing 34.8%)

Interest of Directors
In the Merger:                Kevin  G.  Kyzer,  President  and  Director of the
                              Company, owns 426,350 shares of Common Stock and has been nominated to the Board of Directors of the surviving company in the Merger.

Required Vote for the
Merger: The approval of the Merger requires the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the Record Date. Since insiders of the Company have expressed their intention to vote for the Merger, the votes of other shareholders are not required for the approval of the Merger.

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

Market for Common Stock:      The  Common  Stock  is  traded on the OTC Bulletin
                              Board, although there has been infrequent trading in recent months.

                      THE MERGER AND THE MERGER AGREEMENT

Terms of the Merger:          At  the  effective  time  of  the  Merger  (the
                              "Effective Time"), each share of Common Stock of HouseRaising will be converted into one share of Common Stock of the Company and 0.036645 shares of Class A Voting Convertible Preferred Stock of the
                              Company. At the Effective Time, HouseRaising will merge with and into the Company, and its separate existence will cease. Shares of the Class A Voting
                              Convertible Preferred Stock are entitled to vote with the Common Stock and have ten votes per share. They also are convertible into ten shares of Common Stock of the Company after five years from the date of issuance.

Approval by Directors:        On  February  18,  2004, the Board of Directors of
                              the  Company  approved  the  Merger  by  Unanimous
                              Written  Consent,  and  on  February 19, 2004, the
                              Board of Directors of HouseRaising approved the Merger by Unanimous Written Consent.

Reasons for the Merger:       The  Merger is structured as a "reverse merger" of
                              HouseRaising into the Company, which will enable the business of HouseRaising to trade on a public securities market through ownership by the Company. This will enable HouseRaising to access the capital markets in order to fund its growth.
                              However, there can be no assurances that the Company will have continued access to such capital markets. Prior to the Merger, the Company was a shell corporation without any operations.

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

No Fairness Opinion:          Neither  the Company nor HouseRaising has obtained
                              any report, opinion or appraisal from any outside party relating directly or indirectly to the Merger. The Board of Directors of the Company did not believe that a fairness opinion was necessary, because an operating business was being merged into a shell corporation with substantial debt.
                              The value of the merger consideration, consisting of common and preferred stock, was approximately
                              $14.5  million  as  of  April  20,  2004.

Tax Consequences:             The  Company's management believes that the Merger
                              will constitute a tax free merger of HouseRaising with and into the Company in a reorganization pursuant to Internal Revenue Code Section
                              368(a)(1)(A). However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Merger qualifies for tax free treatment and tax free treatment of the Merger is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that the HouseRaising
                              Stockholders who receive common stock in the Company in exchange for their common stock of HouseRaising will receive tax free treatment.

Dissenter's Rights:           Article  13  of  the  North  Carolina  Business
                              Corporation Act gives Shareholders who wish to object to the Merger the right to receive from the Company, in cash, the fair value of his or her shares, under certain circumstances. See "Summary of Article 13" and Exhibit 1 hereto.

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

ITEM  1.  DATE,  TIME  AND  PLACE  INFORMATION

The enclosed information statement is provided by the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held at the Company's headquarters at 301C Verbena Street, Charlotte, North Carolina 28217 at 10:00 a.m. on July 15, 2004, and at any and all postponements, continuations, or adjournments thereof.

Stockholders of record at the close of business on April 30, 2004 (the "Record Date") will be entitled to vote at the meeting or any adjournment or continuation thereof. On that date the Company had outstanding 2,352,893 shares of Common Stock entitled to one (1) vote per share. The affirmative vote of the holders of a majority of the Company's Common Stock is required to approve each of the three proposals.

The presence of the holders of a majority of the issued and outstanding shares of common stock voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND  INFORMATION

A Plan and Agreement of Merger (the "Merger Agreement") was executed on February 19, 2004, by and among the Company, HouseRaising, and the HouseRaising Stockholders, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. The Company is a corporation duly organized and validly existing under the laws of the state of North Carolina, with its principal executive office at 301C Verbena Street, Charlotte, North Carolina 28217 and its phone number is (704) 400-9042. HouseRaising is a corporation duly organized and validly existing under the laws of the state of Delaware, with its principal executive office at 4801 East Independence Blvd., Ste 201, Charlotte, North Carolina 28212. Kevin Kyzer is the Chairman and President of the Company. Robert V. McLemore is the Chairman and President of HouseRaising.

The respective boards of directors of the Company and HouseRaising deem it desirable and in the best interests of their respective corporations, for HouseRaising to merge with and into the Company in exchange for the issuance of shares of common stock and class A voting convertible preferred stock of the Company in exchange for the outstanding capital stock of HouseRaising and have proposed, declared advisable and approved such merger pursuant to the Merger Agreement, which agreement has been duly approved by resolutions of the respective boards of directors of the Company and HouseRaising, and action by majority written consent of the shareholders of HouseRaising. The Board of Directors of the Company ordered that a shareholders' meeting be called by the Company for the purposes of approving the Merger prior to closing.

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

                                  PROPOSAL ONE
                     AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the amendment of the Company's Articles of Incorporation in order to change the Company's name to "HouseRaising, Inc."


                                  PROPOSAL TWO
                    APPROVAL OF PLAN AND AGREEMENT OF MERGER

The Board of Directors has unanimously approved, and recommends for shareholder approval, the Merger, whereby HouseRaising will be merged with and into the Company.


                                 PROPOSAL THREE
                        ELECTING A NEW BOARD OF DIRECTORS

The Board of Directors unanimously approved, and recommends for shareholder approval, the election of a new Board of Directors of the Company.

SPECIAL  CONSIDERATIONS

There are several special considerations that a shareholder of the Company should take into account in evaluating whether to vote for or against the Merger of HouseRaising with and into the Company. These include the following:

1. The independent auditors of HouseRaising have noted that there is substantial doubt about its ability to continue as a going concern. This is very important inasmuch as the sole business of the Company after the Merger will be HouseRaising's business, and its success will determine whether the Company will be able to continue as a going concern. For purposes of engaging in their audit, HouseRaising's auditors have prepared its financial statements assuming that it will continue as a going concern. At December 31, 2003, HouseRaising had negative working capital of $686,993 and a net loss of approximately $51,002. In addition, accumulated net losses amounted to $780,626 as of December 31, 2003. This raises substantial doubt about HouseRaising's ability to continue as a going concern. Management of HouseRaising believes that it can attain profitable operations by a strategy of raising equity capital and seeking strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow. Management has three home sales in Region 1 (HouseRaising of Greater Charlotte) for the first quarter of 2004, which are expected to generate revenue. Additionally, HouseRaising must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. However, there can be no assurances that management's strategy will be successful.

2. The common stock of the Company will continue to be deemed a penny stock under applicable law after the Merger, and is considered to be a high risk investment and is subject to restrictions on marketability. The Company's stock is considered "penny stock" within the definition of that term as set forth in the Securities Exchange Act of 1934, which are generally equity securities with a price of less than $5.00 per share. As a result, the Company's shares are then subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in transactions involving a penny stock. These rules impose restrictions on the marketability of penny stock and may affect its market value.

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

3. After the Merger, the principal stockholder of HouseRaising will control our business affairs in which case current stockholders of the Company will have little or no participation in the Company's business affairs. After the Merger, Robert V. McLemore will own approximately 33.7% of our common stock, and the McLemore family will own approx-imately 87.7% of our common stock. In addition, Mr. McLemore will own 366,450 shares of our Series A Voting Convertible Preferred Stock, which is entitled to five (5) votes per shares together with the Common Stock, and the McLemore family will own 952,770 shares of our Series A Voting Convertible Preferred Stock. This will give the McLemore family 30,763,850 shares of common voting power, representing 96.35% of the issued and outstanding shares of common stock. As a result, they will have significant influence over all matters requiring approval by our stockholders without the approval of the minority stockholders. In addition, they will be able to elect all of the members of our Board of Directors, which will allow them to control our business affairs and management. Accordingly, present shareholders will be limited in their ability to affect change in how the Company's business is conducted.

4. After the Merger, there is a risk that an investor in the Company will never see a return on investment and the stock may become worthless. The Company has never paid dividends on its common stock, and after the Merger stockholders may never see a dividend on their common stock given the losses that have accumulated at HouseRaising. HouseRaising intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business condition and other factors. Therefore, there can be no assurance that cash dividends of any kind will ever be paid after the Merger.

5. The Company's management believes that the Merger will constitute a tax free merger of HouseRaising with and into the Company in a reorganization pursuant to Internal Revenue Code Section 368(a)(1)(A). However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Merger qualifies for tax free treatment and tax free treatment of the Merger is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that the HouseRaising Stockholders who receive common stock in the Company in exchange for their common stock of HouseRaising will receive tax free treatment.


6. HouseRaising had a net loss of $51,002 for the year ended December 31, 2003, compared to net income of $342,039 for the same period in 2002. This financial reversal is primarily due to the intended shut-down of retail sales for the year ended 2003. HouseRaising accepted retail projects in 2002 primarily to test the manual version of the automated design/build system and generated net income. The testing was successful and during 2003 the company concluded to devote 100% of its assets and staff to completing the design/build system. This change in focus created the decrease in revenues for 2003. There is a risk that HouseRaising may not complete the automated design/build system or generate any retail sales in the future. In either case HouseRaising would not be profitable, and an investor in the Company could lose his entire investment.

7. HouseRaising's business requires significant operating capital and there is a risk that HouseRaising will be unable to obtain needed capital, which would require it to curtail its operations. HouseRaising presently has limited operating capital. Current revenue from operations is not sufficient to maintain a presence in its market, and HouseRaising is dependent upon receipt of additional capital to expand as intended. There is a risk that HouseRaising will be unable to obtain additional capital when needed, which would require HouseRaising to curtail its operations.

8. HouseRaising must continue to develop the most advanced software in the market in order to stay competitive, and we currently do not have the financing to do this. There is a risk that if we do not develop the needed software, we will not be able to compete within our industry. This risk is particularly acute given the prominence of the automated design/build system in HouseRaising's operations and business plan.

9. HouseRaising has substantial near-term capital needs, and it may be unable to obtain the additional funding in the capital markets after the Merger which will be necessary to enable HouseRaising to continue to operate in the future. 10. HouseRaising does not have sufficient liquid assets to continue to operate the company without outside sources of financing.
     Accordingly, HouseRaising will seek additional outside sources of capital such as conventional bank financing; however, there can be no assurance that additional debt or equity capital will be available on favorable terms. If adequate funds are not available, HouseRaising may be required to curtail operations. To the extent that additional capital is raised through the sale of equity and/or convertible debt securities of the Company, the issuance of such securities could result in dilution to the Company's shareholders and/or increased debt service commitments.

11. The homebuilding market is extremely competitive and there are no substantial barriers to entry. HouseRaising expects that competition will intensify and that new competitors will enter the market in the future. Its ability to compete depends on a number of factors, the failure of any number of which could cause HouseRaising to suffer additional losses.

12. The success of HouseRaising is heavily dependent upon the continued active participation of its president, Mr. Robert V. McLemore. Mr. McLemore has over 40 years of experience in the design/build industry and business contacts and relationships across the entire country. He has built or supervised the building of over 2,000 custom designed homes. The loss of Mr. McLemore's services in the areas of the design/build system, sales, marketing and homebuilding could severely harm the business of HouseRaising. In addition, HouseRaising does not have a written employment agreement with Mr. McLemore. There can be no assurance that HouseRaising will be able to recruit or retain other qualified personnel, should it be necessary to do so.


13. HouseRaising's design/build software is currently under development, but is not complete and ready for operations. It will be at least six months before the system is operational. In addition, HouseRaising has invested approximately $7.0 in its design/build software, and anticipates that it will invest an additional $3.0 million to complete the system. However, there can be no assurances that the development process will not exceed six months, which may cause HouseRaising to curtail its operations.


14. HouseRaising must generate enough revenue to fund a national marketing campaign through the use of television and print media. There can be no assurance that HouseRaising will have the funds to develop such a national marketing campaign. If it is not successful in doing so, HouseRaising could be limited in its operation to Zone 1 in North Carolina and South Carolina, and its ambitious growth plans will not be realized.

15. HouseRaising must recruit a number of quality homebuilders and sales personnel in order to meet the goals set forth in its business plan. Recruitment has been successful to date in the the Carolinas, but there can be no assurances that HouseRaising will be able to be successful in other regions of the country. Success will depend on HouseRaising's ability to fund its planned marketing program, and at this point in time, HouseRaising does not have the funds to do so. If sales revenue does not increase and generate additional working capital, HouseRaising may be forced to curtail its operations.

16. Even though HouseRaising is in the process of filing a patent registration to protect its intellectual property, the U.S. Patent Office has not issued a patent pending to date. Until that patent pending has been issued, HouseRaising's technology and software is at the risk of being copied by competitors. This would have a negative impact on HouseRaising's business prospects and future.

17. There are several build-your-own-home companies that market their services on the internet. These include Cobs Homes, You Build It, Inc. and Building Sense, all of whom offer the use of homebuilding software to their home-buying customers. Although HouseRaising's business plan differs from that of these companies, they do provide competition for the home-buyer's dollar, and have a negative impact on HouseRaising projections.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."


                                    Date  First
                                      Became             Offices  Held
Name*                        Age      Director        With  the  Company
-----------------------     ----    -----------      ---------------------

Robert  V.  McLemore          61        N/A                 None


Robert  M.  Burroughs         67        N/A                 None


Ludwik  F.  Zon               49        N/A                 None


Grant  S.  Neerings           47        N/A                 None


Kristy  M.  Carriker          42        N/A                 None

Thomas  E.  Schubert          63        N/A                 None


James  O'Connor               70        N/A                 None


Kevin  Kyzer                  32        2001             President  &  CEO
--------------------------------------------------------------------------
*    Nominees  for  election  at  this  meeting.
     Please  see  personal  biographies  at  Item.  7



ITEM  2.  REVOCABILITY  OF  PROXY

Not  applicable.


ITEM  3.  DISSENTERS'  RIGHT  OF  APPRAISAL

Since the Company is a party to a merger, its shareholders have the right to dissent and receive payment for their shares. As a result, the Company hereby offers its shareholders Dissenter's Rights as provided for in Section 55-13-01 through 55-13-31 of the NCBCA. If a Company shareholder elects to exercise their Dissenter's Rights in accordance with Section 55-13-02, said shareholder of the Company will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per-share fair value was computed based on a number of considerations including the following:

     (i)  the  Company  has  had minimal operations for approximately two years;

     (ii) the Company has had negative book value of $(234,692), assets of only $35,136 and debt of $269,828 for the year ended December 31, 2003;

     (iii)the bid price for most of 2002 and 2003 prior to the announcement of this potential transaction was between $0.01 and $0.25 per share;

     (iv) other similar public shell companies with no debt have in effect been sold in the marketplace for cash consideration of $250,000 to $400,000, which would result in a fully diluted per share value after the repayment of debt of approximately $0.00 to $0.06 per share.

The Board of Directors of the Company believes that the Merger will be in the best interest of Company shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $.05 per share) no later than August 25, 2004, as a result of this transaction as explained in Article
55-13-22  of  the  NCBCA.

In order to obtain the fair market value payment for Company shares, a shareholder must mail or deliver their intention to the following address:

     The  Board  of  Directors
     Technology  Connections,  Inc.
     301C  Verbena  Street
     Charlotte,  North  Carolina  28217

Under Article 55-13-21(a) of the NCBCA, a shareholder who wishes to assert dissenters' rights must (1) be sure that before the shareholder vote on the action is taken, the corporation actually receives written notice of the shareholder's intent to demand payment for his or her shares if the action is effectuated, and (2) not vote or sign a consent to action without meeting with respect to the shares in favor of the proposed action. The burden is on the shareholder to be sure that each of these requirements is met; if either is not satisfied, the right of dissent will be lost pursuant to Article 55-13-21(b). Accordingly, a shareholder's failure to vote against the Merger proposal will not constitute a waiver of his dissenter's rights. In addition, a vote against the Merger proposal will not be deemed to satisfy, by itself, his obligation to give notice to the Company with respect to his desire to exercise his dissenter's rights.

Pursuant to Article 55-13-02 of the NCBCA, each shareholder has the right and is entitled to dissent from the consummation of the Merger and receive payment of the fair value of the Common Shares owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Articles 55-13-21 through 55-13-31 of the NCBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 55-13-20 of the NCBCA, a summary of Article 13 of the NCBCA is set forth below and a copy of Article 13 of the NCBCA in its entirety is attached as an exhibit to this Information Statement.

Summary  of  Article  13  of  the  NCBCA

              THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR
            DISSENTING SHAREHOLDERS PRESCRIBED BY SECTIONS 55-13-01
   THROUGH 55-13-31 OF THE NCBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL
         TEXT OF ARTICLE 13 OF THE NCBCA ATTACHED HERETO AS AN EXHIBIT.

Section 55-13-02 of the NCBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 55-13-21 of the NCBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 55-13-22 of the NCBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 55-13-21 of the NCBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, and set the date by which the Company must receive the payment demand, which date shall not be less than 30 days nor more than 60 days after the date the Dissenter's Notice was mailed. Furthermore, the Dissenter's Notice must be accompanied by a copy of Article 13 of the NCBCA.

Pursuant to Section 55-13-23 of the NCBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Section 55-13-23 of the NCBCA.

Upon the later of the effective date of the Merger, or within 30 days after receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 55-13-23 the amount the Company estimates to be the fair value of such shares, plus accrued interest to the date of payment in accordance with Section 55-13-25 of the NCBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any; (ii) an explanation of how the Company estimated the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 55-13-28 of the NCBCA; and
(v)  a  copy  of  Article  13  of  the  NCBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to Section 55-13-28 of the NCBCA, may notify the Company in writing of such shareholder's own estimate of the fair value of such shares and the amount of interest due, within 30 days after the Company made payment for his shares or failure to perform, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 55-13-28, or reject the Company's payment under Section 55-13-25 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if: (i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment under
Section 55-13-25; or (iii) the Company does not return the deposited stock certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment as specified by
Section 55-13-28 of the NCBCA. In the event a demand for payment under Section 55-13-28 remains unsettled, the dissenter may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after the earlier of (i) the date payment is made under Section 55-13-25, or (ii) the date of the dissenter's payment demand under Section 55-13-28.


ITEM  4.  PERSONS  MAKING  THE  SOLICITATION

This Information Statement is distributed by the Board of Directors (the "Board of Directors") of the Company. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

ITEM  5.  INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

Not  Applicable


ITEM  6.  VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF


BENEFICIAL  OWNERSHIP  OF  VOTING  SECURITIES

The following table sets forth certain information regarding beneficial ownership of Common Stock as of March 31, 2004 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                     COMMON  STOCK
--------------------------------------------------------------------------------
Name  and  address                     #of      %of         Nature of Beneficial
                                     Shares    Class              Ownership
--------------------------------------------------------------------------------

Kevin  Kyzer   (1)                   426,350    18.1%             Direct
10812  Kenderly  Court
Charlotte,  NC  28277

Stacey  Kyzer  (2)                   392,000    16.7%             Direct
10812  Kenderly  Court
Charlotte,  NC  28277

Shari  Limud   (3)                   200,000     8.5%             Direct
13  Eahal  Ct.,  Unit  101
Monroe,  New  York  10950

Robert  C.  Cottone                  150,000     6.4%             Direct
555  S.  Powerline  Rd.
Pompano  Beach,  FL  33069

Michael  J.  Bongiovanni             230,000     9.8%             Direct
17111  Kenton  Drive,  Ste. 204B
Cornelius,  NC  28031

RRInvHoldings,  Inc.                 140,000     5.9%             Direct
3224  N.E.  167th  Street
N.  Miami  Beach,  BL  33160

All  Executive  Officers
and  Directors  as  a
Group  (2  persons)                  818,350    34.8%             Direct

Total  Shares
Outstanding                        2,352,893   100.0%

(1) Mr. Kyzer owns, as community property, one half of the shares of stock set forth beside the name of his wife, Ms. Kyzer, and may be deemed the beneficial owner of such shares.

(2) Ms. Kyzer owns, as community property, one half of the shares of stock set forth beside the name of her husband, Mr. Kyzer, and may be deemed the beneficial owner of such shares.

(3)  Represents  warrants  to purchase shares of common stock at $.40 per share.

Management of the Company has advised that they may acquire additional shares of Company Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


BENEFICIAL  OWNERSHIP  OF  HOUSERAISING  SECURITIES

The following table sets forth certain information regarding beneficial ownership of HouseRaising Common Stock as of March 31, 2004 by (i) each person known by HouseRaising to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power.


                                             COMMON  STOCK
                                          --------------------------------------
Name  and  address                           #  of       %of
of  beneficial  owner                        shares      Class           Options
--------------------------------------------------------------------------------

Robert  V.  McLemore                      10,000,000  (1)  100.0%  (1)         -
C/O  HouseRaising,  Inc.
4801 East Independence Blvd., Ste 201
Charlotte,  NC  28212

Kristy  M.  Carriker                       1,549,327         5.7%              -
C/O  HouseRaising,  Inc.
4801 East Independence Blvd., Ste 201
Charlotte,  NC  28212

Elizabeth  A.  McLemore                    1,549,327         5.7%              -
C/O  HouseRaising,  Inc.
4801 East Independence Blvd., Ste 201
Charlotte,  NC  28212

Linda  W.  McLemore                        6,197,306        22.7%              -
C/O  HouseRaising,  Inc.
4801 East Independence Blvd., Ste 201
Charlotte,  NC  28212

McLemore  Family  Trust                    6,704,040        24.6%              -
C/O  HouseRaising,  Inc.
4801 East Independence Blvd., Ste 201
Charlotte,  NC  28212

All  Executive  Officers  and
Directors  As  A  Group  (5  persons)     19,295,960        70.7%              -

Total  Shares  Outstanding                27,288,732       100.0%

-----------------------------
(1) Represents 10,000,000 shares of Class B Common Stock, which has a par value of $.001 per share and has five (5) votes per share on all matters considered by shareholders. All the remaining shares of common stock of the corporation listed in the table are designated as Class A Common Stock, which has a par value of $.001 and has one (1) vote on all matters considered by shareholders. Mr. McLemore's shares represent 36.6% of the total Class A Common and Class B Common shares outstanding.


PRICE  RANGE  OF  COMMON  STOCK

During the 2002 through 2003 period, the Company's common stock traded on the Over-the-Counter Bulletin Board. The range of high and low bid quotations for the Common Stock for the two most recently completed fiscal years and the current fiscal year are provided below. The volume of trading in the Company's Common Stock has been limited and the bid prices as reported may not be indicative of the value of the Common Stock or of the existence of an active trading market. These over-the-counter market quotations were provided by the Over-the-Counter Bulletin Board and may not necessarily represent actual transactions; they reflect inter-dealer prices without retail markup, markdown or commissions.

                                High  Bid           Low  Bid
                                ---------           --------

2002  Fiscal  Year
------------------
First  Quarter  (1)             $      NA           $     NA
Second  Quarter(1)              $      NA           $     NA
Third  Quarter  (1)             $      NA           $     NA
Fourth  Quarter(2)              $    5.00           $   4.00


                                High  Bid           Low  Bid
                                ---------           --------

2003  Fiscal  Year
------------------

First  Quarter  (2)             $    0.42           $   0.30
Second  Quarter(2)              $    0.66           $   0.24
Third  Quarter  (2)             $    0.64           $   0.16
Fourth  Quarter(2)              $    0.80           $   0.40


                                High  Bid           Low  Bid
                                ---------           --------

2004  Fiscal  Year
------------------

First  Quarter  (2)             $    0.65           $   0.15

---------------------

(1)  Trading  on  the  OTC  Bulletin  Board  was  first  reported  on  12/09/02.
(2) Adjusted to reflect a 1:20 reverse stock split for holders of record as of 12/31/03.

On April 14, 2004, the reported closing price for the Company's Common Stock was $0.41. The number of record holders of the Company's Common Stock on December 31, 2003 was 46.

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The North Carolina Business Corporation Act provides that a corporation may not pay dividends if the payment would render the corporation unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities plus amounts constituting a liquidation preference to other security holders.


ITEM  7.  DIRECTORS  AND  EXECUTIVE  OFFICERS

In 2002 and 2003, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.

THE  DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  COMPANY

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                     Age      Position with the Company            Since
----------------------------------------------------------------------------

Stacey Kyzer             31       Secretary and Director                2001

Kevin Kyzer              32       President, Chief Executive            2001
                                  Officer, Chief Financial
                                  Officer, Chairman and Director


The above directors will hold office until the Special Meeting of Shareholders, which is noticed hereby. Thereafter, only Mr. Kyzer will continue to hold office as a Director. His term will begin upon election and will end at the next annual meeting.

The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their successors are elected and shall have qualified, or until resignation or removal from office.

Summary  of  Experience  and  Responsibilities
----------------------------------------------

Kevin G. Kyzer - Mr. Kyzer has been the President and a Director of Technology Connections, Inc. since its incorporation on May 23, 2001. Mr. Kyzer's experience as a technical officer working in technical fields over the last five years consists of the following:

Mr. Kyzer was employed by Lifestyle Technologies as Chief Technical Officer from February 2000 until February 2001. As Chief Technical Officer, he maintained and implemented communications systems, including computer and Telecommunications for all office locations. He advised the Board of Lifestyle Technologies on all technology aspects of the business. The average staff size that Mr. Kyzer supervised was three persons.

Mr. Kyzer was employed by Pilot Home Technologies as Chief Technical Officer from March 1999 until February 2000. As Chief Technical Officer, he designed and implemented company telecom and data network, advised other members of management on planning and business strategy, created job cost budgets and supervised budget performance and performed research and development for new products and services.

Mr. Kyzer owned and operated a computer consultant corporation from April 1997 until March 1999. During this time he advised businesses on network solutions, implemented telecom and data networks for small businesses and sold small business computer hardware products on a retail level.

Mr. Kyzer, individually, and the Company, were the subject of a judgment for $70,102.74 dated as of June 23, 2003, plus interest at the rate of 8% until paid in full, against them during the year ended December 31, 2003. This judgment was for non-payment of a loan and was filed in Superior Court, Mecklenburg County, North Carolina. The loan in question was made to the Company, and not to Mr. Kyzer, and so the default judgment against Mr. Kyzer will be challenged at the appropriate point in time.

Stacey Kyzer - Ms. Kyzer is married to Kevin Kyzer, our President, and has served the Company as a Vice President, Secretary and Director since the Company's incorporation on May 23, 2001.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934
------------------------------------------------------------------------------

Section 16(a) of the Exchange Act, requires the Company's officers, Directors, and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all
Section  16(a)  forms  they  file.

Based solely upon the fact that the Company was not registered under the Securities Exchange Act of 1934 until April 23, 2004, we are taking the position that our insiders had no obligation to file Form 3s, 4s or 5s until such date. Accordingly, Mr. and Mr. Kyzer now intend to file a Form 3 as promptly as practicable to reflect their shareholding interest in the Company. To the best knowledge of the Company, there are no ten percent holders who would now have a Form 3 filing obligation after April 23, 2004.

Committees  of  the  Board
--------------------------

Historically, the Board of Directors of the Company has not chosen to delegate certain of its authority to any standing committees. For example, the Company does not have a separately designated standing audit committee. Pursuant to
Section  3(a)(58)(B)  of  the  Securities  Exchange  Act,  the  entire  Board of
Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and our audits of the financial statements. Once the Merger is consummated and a new Board of Directors consisting of eight members is appointed, the members of that Board anticipate establishing an audit committee, including the appointment of an "audit committee financial expert" to serve on such committee. For now, the Company does not have a director who qualifies as an "audit committee financial expert". However, Mr. Kyzer, one of the two members of the Board of Directors, has considerable knowledge of financial statements, finance and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, we believe that Mr. Kyzer, capably fulfills the duties and responsibilities of an audit committee in the absence of such an expert.

Board  Attendance
-----------------

In 2002 and 2003, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the shareholders.

THE  NOMINEE  DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."


                                      Date  First
                                       Became            Positions  and  Offices
Name                           Age     Director          With  the  Company
--------------------------------------------------------------------------------

Robert  V.  McLemore*           61        N/A                   None
Charlotte,  NC

Kristy  M.  Carriker*           42        N/A                   None
Indian  Trail,  NC

Robert  M.  Burroughs*          67        N/A                   None
Charlotte,  NC

Ludwik  F.  Zon*                49        N/A                   None
Charlotte,  NC

James  O'Connor*                70        N/A                   None
Palm  Springs,  CA

Thomas  E.  Schubert*           63        N/A                   None
Warren,  OH

Grant  S.  Neerings*            47        N/A                   None
Charlotte,  NC

Kevin  Kyzer*                   32        2001              Director,  President
Charlotte,  NC                                                 and  CEO  since
                                                                    2001
--------------------------------------------------------------------------------
*    Nominees  for  election  at  this  meeting.



Personal  Biographies  and  Summary  of  Experience
---------------------------------------------------

Robert  V.  McLemore
Founder,  Director  and  Chief  Executive  Officer  of  HouseRaising,  Inc.

Mr. McLemore, HouseRaising's Founder, has been President and Chief Executive Officer of HouseRaising since June of 1999. Mr. McLemore brings nearly 40 years of experience managing regional custom homebuilding operations to HouseRaising and its affiliated companies. For many years, Mr. McLemore served as director for two Charlotte banks, trustee for the areas leading private school and was a national director for the American Morgan Horse Association. The experiences gained from four decades of selling, designing and building some 2,000 custom homes are now being developed into a computerized management system that has become the HouseRaising Franchise. Mr. McLemore is currently developing the HouseRaising Franchise into a patented business methodology and national support operation capable of managing design/build and renovation projects in multiple regions around the country. In addition to system development, Mr. McLemore will monitor HouseRaising's activities as it expands its Regional Franchising activities.

Kristy  M.  Carriker
Director,  Co-Founder  and  Senior  Vice  President,  HouseRaising,  Inc.

Ms. Carriker is a Co-Founder of HouseRaising and has served since 1999. She is responsible for all of HouseRaising's Builder Service and Support activities that include project cost budgeting, new home customer financing, accounting and
administrative  services.   Prior  to  participating  in  the  founding  of
HouseRaising, for 20 years Ms. Carriker was Vice President of Administration for a large custom homebuilding company in Charlotte.


Honorable  Robert  M.  Burroughs
Director  and  VP  Public  Relations,  HouseRaising,  Inc.

"Judge" Burroughs has been a Vice President since HouseRaising was organized in 1999. Judge Burroughs directs HouseRaising's public relations efforts throughout the Carolinas and promotes HouseRaising as a quality product. He also assists HouseRaising by consulting on various legal matters pertaining to contracts HouseRaising enters with its Franchisees. Prior to joining HouseRaising, Judge Burroughs was for many years a Senior Judge for the North Carolina Superior Court.

Ludwik  F.  Zon
Director,  President  and  Chief  Manager  of  HouseRaisingUSA,  LLC

Mr. Zon brings 25 years of domestic and international broad gauge business and management consulting experience to his responsibilities of overseeing the growth of the Company's national franchise network. He has led the development of the Company's Investor Participation Program in the ownership of Regional Franchises and will have primary responsibility for developing and managing the Company's Regional Franchise operations throughout the United States and in selected countries overseas. Mr. Zon completed his education at the Polytechnic Institute of Warsaw and the Sloan School of Management at MIT.



James  O'Connor
Director

Mr. O'Connor is a Private Investor residing in Palm Springs, CA who joined HouseRaising's Board of Directors at its inception in 1999. He brings decades of corporate management experience to HouseRaising, and has organized independent firms that he subsequently sold to public companies over the years.

Thomas  E.  Schubert,  J.D.
Director

Mr. Schubert is a former Family Court Judge and currently heads a litigation practice in Warren, Ohio. Prior to becoming a member of HouseRaising's Board, Mr. Schubert represented the McLemore family and its companies. He has committed to an active investment and management role in the Company's Northern Zone.


Grant  S.  Neerings
Director,  President  and  Chief  Manager  of  HouseRaisingAcademy,  LLC

Mr. Neerings has a long and successful career in the training, knowledge management and information technology fields. He was one of the founders of Egghead University and designed the Performance-based Training methodology used in its formal training programs. He is currently CEO of LearnBytes, an E-Learning program developer and operator that has contracted with the Company for the development of the Academy's E-Learning program. Earlier, Mr. Neerings was the Vice President of Information Technology for Muzak where he oversaw the digitization of over 150,000 music CDs. He has earned a BA in Philosophy from the University of Utah and an MA from Brigham Young University.


Kevin  Kyzer
Director

Mr. Kyzer is the Founder and CEO of Technology Connections, Inc. and has been since its inception. As part of HouseRaising, Inc., Kevin Kyzer will be Zone Operations Officer, where he will manage vendor development throughout North Carolina and South Carolina.

ITEM  8.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

          SUMMARY COMPENSATION TABLE FOR TECHNOLOGY CONNECTIONS, INC.

                           Long  Term  Compensation
___________________________________________________________________________
  Annual  Compensation                   Awards             Payouts
___________________________________________________________________________
(a)        (b)     (c)      (d)      (e)     (f)      (g)      (h)      (i)

                                     Other   Restr.            All
Name  and                            Annual  Stock    LTIP     Other
Principal  Calend.                   Comp.   Award(s) Opt      P/outs
Position   Year    Salary   Bonus($) ($)(1)  ($)      SARs(#)  ($)      ($)
___________________________________________________________________________

Kevin
Kyzer      2003         -      -       -          -        -       -      -
Chief      2002         -      -       -          -        -       -      -
Executive  2001    $9,000      -       -     31,900  (2)   -       -      -
Officer

Stacey
Kyzer      2003         -      -       -          -        -       -      -
Secty.     2002         -      -       -          -        -       -      -
           2001         -      -       -          -        -       -      -


-----------------
(1) Includes perquisites and other benefits, unless the aggregate amount of such compensation is the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2) Represents an award of 290,000 shares of common stock under the Company's 2003 Employee Stock Incentive Plan for Employees and Consultants on January 30, 2003. The shares closed on January 30, 2003 at a price of $0.11 per share, representing an aggregate fair market value of $31,900.


2003  Employee  Stock  Incentive  Plan  for  Employees  and  Consultants
------------------------------------------------------------------------

The Company adopted a 2003 Employee Stock Incentive Plan for Employees and Consultants on January 30, 2003 and filed a Registration Statement on Form S-8 with the Commission to register shares awarded under the Plan on the same date. The Compensation Committee of the Board of Directors issues common stock and awards options to employees, directors, officers, consultants, advisors and other persons associated with our Company. The 2003 Plan was intended to provide a method whereby our company would be stimulated by the personal involvement of our employees, directors, officers, consultants, advisors and other persons in our business and reward such involvement, thereby advancing the interests of our Company and all of its shareholders. A total of 1,800,000 shares of common stock were authorized and awarded under the 2003 Plan, and of those shares, 290,000 shares were awarded to management.

2004  Non-Qualified  Stock  Compensation  Plan
----------------------------------------------

The Company adopted a 2004 Non-Qualified Stock Compensation Plan on January 27, 2004, and filed a Registration Statement on Form S-8 with the Commission to register shares awarded under the Plan on the same date. The Compensation Committee of the Board of Directors issues common stock and awards options to employees, directors, officers, consultants, advisors and other persons associated with our Company. The 2004 Plan is intended to provide a method whereby our company would be stimulated by the personal involvement of our employees, directors, officers, consultants, advisors and other persons in our business and reward such involvement, thereby advancing the interests of our Company and all of its shareholders. A total of 400,000 shares of common stock were authorized under the 2004 Plan. All 400,000 shares have been awarded and 100,000 of those shares were awarded to management.

No  Indemnification  and  Limitation  of  Liability
---------------------------------------------------

Our By-Laws do not provide for indemnification of each person who is or was a director, officer, agent, employee or representative of the Company to the fullest extent permitted or authorized by current or future legislation or judicial or administrative decision in North Carolina against all fines, liabilities, costs and expenses, including attorneys' fees, arising out of his or her status as a director, officer, agent, employee or representative. We may amend our By-Laws in the future to provide the foregoing right of indemnification.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

                  SUMMARY COMPENSATION TABLE FOR HOUSERAISING

                           Long  Term  Compensation
___________________________________________________________________________
  Annual  Compensation (1)               Awards             Payouts
___________________________________________________________________________
(a)        (b)     (c)      (d)      (e)     (f)      (g)      (h)      (i)

                                     Other   Restr.
Name  and                            Annual  Stock    LTIP     All
Principal  Calend.                   Comp.   Award(s) Opt      P/outs
Position   Year    Salary   Bonus($) ($)     ($)      SARs(#)  ($)      ($)
___________________________________________________________________________


McLemore,  2003   $15,000       -       -           -       -      -      -
Robert     2002         -       -       -  $1,040,975 (2)   -      -      -
Chairman   2001         -       -       -           -       -      -      -

Carriker,  2003   $20,500       -       -           -       -      -      -
Kristy     2002   $38,005       -       -  $  161,276 (3)   -      -      -
Senior  VP  2001  $18,050       -       -           -       -      -      -


-----------------
(1) Includes perquisites and other benefits, unless the aggregate amount of such compensation is the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2) Represents the aggregate fair market value of 10,000,000 shares of Class B Common Stock and 341 shares of Class A Common Stock which were awarded in fiscal 2002. The fair market value per share was calculated by dividing stockholders' equity by the total number of shares outstanding at December 31, 2002, and amounted to $.104094. Accordingly, the aggregate fair market value awarded was equal to $1,040,975.

(3) Represents the aggregate fair market value of 1,549,327 shares Class A Common Stock which were awarded in fiscal 2002. The fair market value per share was calculated by dividing stockholders' equity by the total number of shares outstanding at December 31, 2002, and amounted to $.104094. Accordingly, the aggregate fair market value awarded was equal to $161,276.


ITEM  9.  INDEPENDENT  PUBLIC  ACCOUNTANTS

The Company hereby incorporates by reference the information required by Item 13 of the Company's Form 10-KSB, filed with the Securities and Exchange Commission on April 20, 2004, and as amended in June 2004.


ITEM 10.  COMPENSATION  PLANS

Not  applicable.


ITEM 11.  AUTHORIZATION  OR  ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Action will be taken by the shareholders of the Company with respect to the issuance pursuant to the Merger of 27,288,732 shares of common stock and 1,000,000 shares of Class A Voting Convertible Preferred Stock, which are convertible into ten (10) shares of common stock, to the shareholders of HouseRaising in exchange for all of their shares of common stock of HouseRaising. Simultaneously with the issuance of the common and preferred stock HouseRaising will be merged with and into the Company. After the merger has been consummated, the Company will change its name to HouseRaising, Inc.

As a result of the Merger and the issuance of securities, there will be 29,641,625 shares of common stock and 1,000,000 shares of Class A Voting Convertible Preferred Stock outstanding. After the Merger, the currently outstanding 2,352,893 shares of common stock will represent 7.9% of total outstanding common shares, and will experience 92.1% dilution.

In addition, the terms of the Class A Voting Convertible Preferred Stock entitle the holder to, among other things, (i) a conversion right after five years into common shares at the rate of one share of preferred stock to ten shares of common stock, (ii) ten votes per share, voting upon issuance together with the common stock as a single class, (iii) a liquidation preference of $1.00 per share, and (iv) a class vote on mergers, sales of assets, combinations or reorganization involving the Company or other fundamental corporate transactions involving the Company. The latter types of provisions may have an anti-takeover effect on the Company's common stock and could depress the price of the Company's common shares in the marketplace.

The Class A Voting Convertible Preferred Stock is not convertible into common stock prior to the fifth anniversary of issuance. In addition, there is no cash required upon conversion. The holder simply would exchange his or her shares of preferred stock for ten shares of common stock by tendering them to the transfer agent. In the exchange, such holder forfeits his shares of preferred stock. The holders of the Class A Voting Convertible Preferred Stock will be the former shareholders of HouseRaising.

The names, location and number of shares held by the holders of Common Stock of HouseRaising, their ownership percentage, the number of shares of Class A Voting Convertible Preferred Stock to be received in the Merger, and the number of shares of common stock into which such shares of preferred stock are convertible, are as follows:


                         No.  HouseRaising     Pct.      No. Pref.   Convertible
Name                     Shares  Owned      Outstanding   Shares    Into  Common
-----------------------  -----------------  -----------  ---------  ------------

Linda  W.  McLemore              6,197,306      22.7%      227,101     2,271,013
Charlotte,  NC

Kristy  Carriker                 1,549,327       5.7%       56,775       567,753
Indian  Trail,  NC

Elizabeth  A.  McLemore          1,549,327       5.7%       56,775       567,763
Shelbyville,  KY

McLemore  Family  Trust          6,704,040      24.6%      245,671     2,456,707
Charlotte,  NC

Robert  V.  McLemore            10,000,000      36.7%      366,452     3,664,516
Charlotte,  NC

AFF  Consulting                    980,000       3.6%       35,912       359,123
Charlotte,  NC

Deborah  W.  Diaz                  150,375       0.6%        5,511        55,105
Metairie,  LA

R.  Tillman  Ross                   27,000       0.1%          989         9,894
Concord,  NC

Richard  L.  Ross                    2,857       0.0%          105         1,047
Oxford,  MS

Durain  Weidman                      1,000       0.0%           37           366
Marlette,  MI

Shari  Limud,  Inc.                 97,500       0.4%        3,573        35,729
Monroe,  NY

Cong.  Ohel  Yosef                  30,000       0.1%        1,099        10,994
Monroe,  NY
-----------------------  -----------------  -----------  ---------  ------------
                                27,288,732     100.0%    1,000,000    10,000,000

Other than as described above, no other action is to be taken by the Company with respect to the authorization or issuance of any class of securities of the Company, otherwise than for exchange.


ITEM  12.  MODIFICATION  OR  EXCHANGE  OF  SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM  13.  FINANCIAL  AND  OTHER  INFORMATION

The Company and HouseRaising hereby provide the information as required by paragraph (a) of this Item as follows:

The Company's SEC Filings are set forth as exhibits 5 and 6 to this Information Statement. These include (i) Exhibit 5 - the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003, as amended in June 2004, and
(ii) Exhibit 6 - the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004.

The Combined Unaudited Pro Forma Consolidated Financial Statements of HouseRaising and the Company are set forth below.

PRO  FORMA  FINANCIAL  STATEMENTS


The following consolidated (unaudited) condensed pro forma statements of income for the Company for the year ended December 31, 2003 reflects the pro forma statements of income of the Company as if the transaction had been completed as of January 1, 2003. The merger will not be completed until an affirmative vote of a majority of Technology Connections, Inc., shareholders is obtained. Therefore, the Company's annual Form 10KSB for the year ended December 31, 2004 will include income earned from HouseRaising, Inc. from such date through December 31, 2004.


These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Technology Connection, Inc.'s financial statements and related notes thereto contained in the Company's SEC quarterly and annual filings and HouseRaising, Inc.'s financial statements and related notes thereto contained elsewhere in this Form 14-C.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.


                         TECHNOLOGY CONNECTIONS, INC. & HOUSERAISING, INC.
               CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2003
===========================================================================================================

                                                                               (Unaudited)       (Unaudited)
                                                Technology         House        ProForma          ProForma
                                                Connections        Raising      Adjustments       Total
                                                -----------      -----------    -----------      ----------

SALES AND COST OF SALES:
   Sales                                        $    44,665      $    26,043    $         -      $   70,708
   Cost of Sales                                     16,166                -              -          16,166
                                                -----------      -----------    -----------      ----------
      Gross Profit                                   28,499           26,043              -          54,542
                                                -----------      -----------    -----------      ----------

OPERATING EXPENSES:
   Selling, general and administrative               41,267          377,045              -         418,312
   Consulting fees                                  263,456                -              -         263,456
                                                -----------      -----------    -----------      ----------
                                                    304,723          377,045              -         681,768
                                                -----------      -----------    -----------      ----------

      OPERATING LOSS                               (276,224)        (351,002)             -        (627,226)

   Gain from Sale of 50% Subsidiary                       -          300,000              -         300,000

OTHER EXPENSE:
   Interest Expense                                  26,220                -              -          26,220
                                                -----------      -----------    -----------      ----------


      NET LOSS                                  $  (302,444)     $   (51,002)   $         -      $ (353,446)
                                                ===========      ===========    ===========      ==========


      See accompanying notes to (unaudited) pro forma financial statements.





     A = On February 19, 2004, HouseRaising, Inc. signed a Definitive Agreement to be merged into Technology Connections, Inc. The HouseRaising stockholders acquired the majority of the outstanding common stock of Technology Connections, Inc. The transaction is accounted for as a reverse purchase acquisition/merger wherein HouseRaising, Inc. is the accounting acquirer and Technology Connections, Inc. is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and entire equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer. This is in accordance with SFAS #141.

     B = To record 27,288,273 common shares issued as part of merger which takes extinguishes Series A and B shares of HouseRaising, Inc. Also, included 1,000,000 Class A preferred shares issued in the merger.

     C    =  To  record  fair  market value of property and equipment purchased.

PRO  FORMA  FINANCIAL  STATEMENTS

The following consolidated (unaudited) condensed pro forma balance sheet reflects the financial position of the Company as of March 31, 2004 as if the merger with HouseRaising, Inc. had been completed as of that date, and the consolidated (unaudited) condensed pro forma statements of income for the Company for the three months ended March 31, 2004 as if the transaction had been completed as of January 1, 2003. The merger will not be completed until an affirmative vote of a majority of Technology Connections, Inc., shareholders is obtained. Therefore, the Company's annual Form 10KSB for the year ended December 31, 2004 will include income earned from HouseRaising, Inc. from such date through December 31, 2004.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Technology Connection, Inc.'s financial statements and related notes thereto contained in the Company's SEC quarterly and annual filings and HouseRaising, Inc.'s financial statements and related notes thereto contained elsewhere in this Form 14-C.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.


                           TECHNOLOGY CONNECTIONS, INC. & HOUSERAISING, INC.
                      CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA BALANCE SHEET
                                            MARCH 31, 2004
===========================================================================================================

                                                                               (Unaudited)       (Unaudited)
                                                Technology         House        ProForma          ProForma
                                                Connections        Raising      Adjustments       Total
                                                -----------      -----------    -----------      ----------

                                     ASSETS

CURRENT ASSETS
   Cash and Cash Equivalents                    $        91      $       475    $         -      $      566
   Inventory                                          3,000                -              -           3,000
   Accounts Receivable, net of allowance
     for doubtful accounts of $31,564                 7,434           59,595              -          67,029
                                                -----------      -----------    -----------      ----------
      TOTAL CURRENT ASSETS                           10,525           60,070              -          70,595
                                                -----------      -----------    -----------      ----------


PROPERTY AND EQUIPMENT
   Property and Equipment                            33,787          116,202        (11,149)        138,840
   Accumulated Depreciation                         (11,149)         (60,151)        11,149         (60,151)
                                                -----------      -----------    -----------      ----------
      Net Property and Equipment                     22,638           56,051              -          78,689
                                                -----------      -----------    -----------      ----------


OTHER ASSETS
   Other Assets                                           -            1,818              -           1,818
   Capitalized Software                                   -        7,539,421              -       7,539,421
                                                -----------      -----------    -----------      ----------
      Net Other Assets                                    -        7,541,239              -       7,541,239
                                                -----------      -----------    -----------      ----------

      TOTAL ASSETS                              $    33,163      $ 7,657,360    $         -      $7,690,523
                                                ===========      ===========    ===========      ==========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts Payable and Accrued Expenses        $   168,219          205,245              -      $  373,464
     Notes Payable                                   67,400          527,712              -         595,112
                                                -----------      -----------    -----------      ----------
      TOTAL CURRENT LIABILITIES                     235,619          732,957              -         968,576
                                                -----------      -----------    -----------      ----------


33

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred Stock ($.001 par value,
     5,000,000 authorized:
     none issued and outstanding)                         -                -              -      $        -
   Preferred Stock ($.001 par value,
     20,000,000 authorized:
     none issued and outstanding)                         -                -              -               -
   Preferred Stock Class A Convertible
    ($.001 par value, 5,000,000
     authorized: 1,000,000 issued and
     outstanding)                                         -                -          1,000  B        1,000
   Common Stock ($.001 par value,
     100,000,000 shares authorized:
     2,152,901 shares issued and outstanding)         2,153                -         (2,153) A            -
   Common Stock ($.001 par value,
     100,000,000 shares authorized:
     27,288,273 additional shares to be
     issued issued in merger)                             -                -         27,289  B       27,289
   Common Stock Series A ($.001 par value,
     90,000,000 shares authorized:
     17,160,574 shares issued and outstanding)            -           17,289        (17,289) A,B          -
   Common Stock Series B ($.001 par value,
     10,000,000 shares authorized:
     10,000,000 shares issued and outstanding)            -           10,000        (10,000) B            -
   Common Stock Subcribed but not Issued                  -        1,978,735              -       1,978,735
   Additional Paid-in-Capital                       981,377        5,719,971     (1,184,833) A,B  5,516,515
   Deficit Accumulated During the Dev. Stage     (1,185,986)        (801,592)     1,185,986  A     (801,592)
                                                -----------      -----------    -----------      ----------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)         (202,456)       6,924,403              -       6,721,947

      TOTAL LIABILITIES AND STOCKHOLDERS'
      DEFICIT                                   $    33,163      $ 7,657,360              -      $7,690,523
                                                ===========      ===========    ===========      ==========


      See accompanying notes to (unaudited) pro forma financial statements.

     A = On February 19, 2004, HouseRaising, Inc. signed a Definitive Agreement to be merged into Technology Connections, Inc. The HouseRaising stockholders acquired the majority of the outstanding common stock of Technology Connections, Inc. The transaction is accounted for as a reverse purchase acquisition/merger wherein HouseRaising, Inc. is the accounting acquirer and Technology Connections, Inc. is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and entire equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer. This is in accordance with SFAS #141.

     B = To record 27,288,273 common shares issued as part of merger which takes extinguishes Series A and B shares of HouseRaising, Inc. Also, included 1,000,000 Class A preferred shares in the merger.

     C    =  To  record  fair  market value of property and equipment purchased.


                         TECHNOLOGY CONNECTIONS, INC. & HOUSERAISING, INC.
               CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                             FOR THE THREE MONTHS ENDED MARCH 31, 2004
===========================================================================================================

                                                                               (Unaudited)       (Unaudited)
                                                Technology         House        ProForma          ProForma
                                                Connections        Raising      Adjustments       Total
                                                -----------      -----------    -----------      ----------

SALES AND COST OF SALES:
   Sales                                        $       150      $    81,817    $         -      $   81,967
   Cost of Sales                                          -                -              -               -
                                                -----------      -----------    -----------      ----------
      Gross Profit                                      150           81,817              -          81,967
                                                -----------      -----------    -----------      ----------

OPERATING EXPENSES:
   Selling, general and administrative                2,122          102,783              -         104,905
   Consulting fees                                  153,001                -              -         153,001
                                                -----------      -----------    -----------      ----------
                                                    155,123          102,783              -         257,906
                                                -----------      -----------    -----------      ----------

      OPERATING LOSS                               (154,973)         (20,966)             -        (175,939)

OTHER EXPENSE:
   Interest Expense                                   2,793                -              -           2,793
                                                -----------      -----------    -----------      ----------


      NET LOSS                                  $  (157,766)     $   (20,966)   $         -      $ (178,732)
                                                ===========      ===========    ===========      ==========


      See accompanying notes to (unaudited) pro forma financial statements.




The Audited Consolidated Financial Statements of HouseRaising for the year ended December 31, 2003 are set forth below.

The Unaudited Consolidated Financial Statements of HouseRaising for the quarter ended March 31, 2004 are set forth below.

                         INDEPENDENT  AUDITOR'S  REPORT
                         ------------------------------


To  the  Board  of  Directors  and  Stockholders
HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and Subsidiaries 4801 East Independence Blvd, Ste. 200
Charlotte,  NC  28212

I have audited the accompanying consolidated balance sheet of HouseRaising Inc., (FKA HouseRaisingUSA, Inc.) and Subsidiaries (a development stage company) as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respect, the consolidated financial position of HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and Subsidiaries (a development stage company) as of December 31, 2003, and the consolidated results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) will continue as a going concern. HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) has suffered recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Traci  J.  Anderson,  CPA
Huntersville,  NC
March  26,  2004



        HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2003
================================================================================

                                     ASSETS


CURRENT  ASSETS
---------------
   Cash  and  cash  equivalents                                   $            -
   Due  from  builders                                                    59,595
                                                                  --------------

      TOTAL  CURRENT  ASSETS                                              59,595

PROPERTY  AND  EQUIPMENT
------------------------
   Computer  and  office  equipment                                       78,196
   Furniture  and  fixtures                                               37,300
   Accumulated  Depreciation                                             (59,151)
                                                                  --------------

      NET  FIXED  ASSETS                                                  56,345

OTHER  ASSETS
-------------
   Other  Assets                                                           1,818
   Capitalized  Software                                               7,529,532
                                                                  --------------

      NET  OTHER  ASSETS                                               7,531,350
                                                                  --------------

      TOTAL  ASSETS                                               $    7,647,290
                                                                  ==============

LIABILITIES  AND  STOCKHOLDERS'  EQUITY

CURRENT  LIABILITIES
--------------------
   Excess  of  outstanding  checks  over  bank  balance           $       16,429
   Accounts  Payable  &  credit  cards                                   103,286
   Due  to  Builders                                                       4,097
   Buydowns  and  other  accruals                                         45,078
   Interest  Payable                                                      74,986
   Current  portion  of  notes  payable                                  502,712
                                                                  --------------

      TOTAL  CURRENT  LIABILITIES                                        746,588
                                                                  --------------

      TOTAL  LIABILITIES                                                 746,588
                                                                  --------------

STOCKHOLDERS'  EQUITY
---------------------
   Common stock series A (.001 par value, 90,000,000
     shares authorized; 17,160,574  issued  and
     outstanding  at  December  31,  2003)                                17,161
   Common stock series B (.001 par value, 10,000,000
     shares authorized; 10,000,000  issued  and
     outstanding  at  December  31,  2003)                                10,000
   Preferred stock ($.001 par value; 20,000,000 shared
     authorized; none issued  and  outstanding  at
     December  31,  2003)                                                      -
   Common  stock  subscribed  but  not  yet  issued                      690,206
   Additional  paid-in  capital                                        6,963,961
   Retained  deficit                                                    (780,626)
                                                                  --------------

      TOTAL  STOCKHOLDERS'  EQUITY                                     6,900,702

      TOTAL  LIABILITIES  AND  STOCKHOLDERS'  EQUITY              $    7,647,290
                                                                  ==============



The accompanying notes are an integral part of these consolidated financial statements.





        HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
===========================================================================================

                                       2003            2002                Cumulative Since
                                                                               Inception
                                    ----------      ----------             ----------------
SALES:
------
   Total Project Sales              $   50,536      $3,216,025             $      4,675,451
   Project Costs                    $   31,608      $2,985,145             $      3,745,177

REVENUES:
---------
   Project Gross Profits            $   18,928      $  230,880             $        930,274
   Sales and Service Fees           $    4,600      $  398,467             $        562,883
   Other Income                     $    2,515      $   23,799             $         26,314
                                    ----------      ----------             ----------------
      TOTAL REVENUE                 $   26,043      $  653,146             $      1,519,471
                                    ----------      ----------             ----------------

EXPENSES:
---------
   General and administrative          377,045         311,107                    3,495,019
                                    ----------      ----------             ----------------
      TOTAL EXPENSES                   377,045         311,107                    3,495,019
                                    ----------      ----------             ----------------
      OPERATING INCOME (LOSS)         (351,002)        342,039                   (1,080,626)
                                    ----------      ----------             ----------------

      Gain from sale of 50%
      of subsidiary                    300,000               -                      300,000
                                    ----------      ----------             ----------------

      NET INCOME (LOSS)             $  (51,002)     $  342,039             $       (780,626)
                                    ==========      ==========             ================

Net (loss) per share-
basic and fully diluted                      *      $     0.02             $          (0.05)
                                    ==========      ==========             ================
Weighted average shares outstanding 16,995,497      16,522,154                   16,000,084
                                    ==========      ==========             ================


*    Less  than  ($.01)

The accompanying notes are an integral part of these consolidated financial statements.



               HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                                 (A DEVELOPMENT STAGE COMPANY)
                             CONSOLIDATED STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
===========================================================================================

                                       2003            2002                Cumulative Since
                                                                               Inception
                                    ----------      ----------             ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
   Net income (loss)                $  (51,002)     $  342,039             $       (780,626)
   Adjustments to reconcile net
   income (loss) to net cash
  (used in) operating activities
      Depreciation                      15,307          15,308                       59,151
      Gain from sale of 50% of
        subsidiary                    (300,000)              -                     (300,000)
      Capital  contribution-services         -       1,951,173                    1,951,173
      Common stock issued for
        capitalized software                 -               -                    3,477,605
      Incurrence of notes payable in
        exchange for services
        rendered                       154,329         263,579                      417,908
      Common stock subscribed for
        services but not yet
        received                     1,233,885         603,867                    1,837,752
     (Increase) in capitalized
        software                    (1,365,941)     (3,759,217)                  (7,529,532)
     (Increase) in other assets              -          (1,818)                      (1,818)
     (Increase) in due from builders         -         (59,595)                     (59,595)
      Increase (decrease) in
        accounts payable and
        accruals                      (367,807)        516,845                      223,350
      Increase (decrease) in
        outstanding checks in
        excess of bank balance           8,410          (7,614)                      16,429
      Increase (decrease) in due
        to builders                   (130,074)        134,171                        4,097
                                    ----------      ----------             ----------------
         NET CASH (USED IN)
         OPERATING ACTIVITIES         (802,893)         (1,262)                    (684,106)

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------
   Expenditures for fixed assets             -          (7,278)                    (115,496)
   Proceeds from sale of 50% of
     subsidiary                        300,000               -                      300,000
                                    ----------      ----------             ----------------
         NET CASH PROVIDED BY
         INVESTING ACTIVITIES          300,000          (7,278)                     184,504

CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------
   Borrowings on notes payable         507,727                                      507,727
   Repayments on notes payable          (5,015)                                      (5,015)
   Proceeds from capital contribution   60,450               -                       60,450
                                    ----------      ----------             ----------------
         NET CASH PROVIDED BY
         FINANCING ACTIVITIES          563,162               -                      563,162
                                    ----------      ----------             ----------------

         NET (DECREASE) IN CASH
         AND CASH EQUIVALENTS           60,269          (8,540)                      63,560

CASH AND CASH EQUIVALENTS:
   BEGINNING OF THE PERIOD                   -           8,540                            -
                                    ----------      ----------             ----------------

   END OF THE PERIOD                $        -      $        -             $              -
                                    ==========      ==========             ================

Non-cash financing activity:
Issuance of 499,842 common
shares as payment for debts
of  $500,169                                 -         500,169                      500,169


The accompanying notes are an integral part of these consolidated financial statements.





                              HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                                              (A DEVELOPMENT STAGE COMPANY)
                                      CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                      FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

=============================================================================================================================
                                                                                                                 Deficit
                                Series A   Series A   Series B   Series B                                        Accumulated
                                Common     Common     Common     Common     Preferred   Preferred  Additional    During the
                                Shares     Stock      Shares     Stock      Shares      Stock      Paid-in       Development
                                (000's)      $        (000's)      $        (000's)       $        Capital       Stage
                                --------   --------   --------   --------   ---------   ---------  ----------    ------------

Balances, at Inception                 -          -          -          -           -           -           -               -

Issuances of Series A
Common Shares in November
2002 at $0.293 per share
for cash consideration            16,000   $ 16,000          -          -           -           -  $2,350,535    $ (1,071,663)

Issuances of Series A Common
Shares in November 2002 at
$1.00 per share for services         980   $    980          -          -           -           -  $  979,020               -

Issuance of Series B Common
Stock in November 2002 at
$ 0.001 per share for cash
consideration                          -          -     10,000   $ 10,000           -           -           -               -

Contribution of capital                -          -          -          -           -           -   2,451,342               -

Net Income for the year                -          -          -          -           -           -           -         342,039
                                --------   --------   --------   --------   ---------   ---------  ----------    ------------

Balances, December 31, 2002       16,980   $ 16,980     10,000   $ 10,000           -           -   5,780,897        (729,624)

Issuance of Series B shares            -          -          -          -           -           -           -               -

Issuance of Series A Common
Shares in November 2003 at
$0.33 per share for cash
consideration                        151   $    151          -          -           -           -         151               -

Issuance of Series A Common
Shares in November 2003 at
$0.35 per share for cash
consideration                         27   $     27          -          -           -           -          27               -

Issuance of Series A Common
Shares in November 2003 at
$0.33 per share for cash
consideration                          3   $      3          -          -           -           -           3               -

Common Stock Subscribed                -          -          -          -           -           -   1,233,885               -

Net income for the year                -          -          -          -           -           -     (51,002)        (51,002)
                                --------   --------   --------   --------   ---------   ---------  ----------    ------------

Balances, December 31, 2003       17,161   $ 17,161     10,000   $ 10,000           -           -  $6,963,961    $   (780,626)
                                ========   ========   ========   ========   =========   =========  ==========    ============




The accompanying notes are an integral part of these consolidated financial statements.


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
================================================================================

NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

Business  Activity - HouseRaising,  Inc.  (FKA  HouseRaisingUSA,  Inc.)  and
------------------
Subsidiaries (the Company) was organized under the laws of the State of Delaware in 1999. On May 5, 2003, HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and subsidiaries legally amended its Articles of Incorporation to effect a name change from HouseRaisingUSA, Inc.

The Company provides a proprietary turnkey home design and build management system that it markets to regional homebuilders. Its customers are principally located in the Southeast USA with a current concentration in North and South Carolina. The Company operates three subsidiaries: MBSI of the Carolinas, Inc., MBSI Realty, Inc., and MBSI Service Corp. On May 24, 2003, the Company approved the dissolution on MBSI of the Carolinas, Inc. and its three regional subsidiaries: MBSIHOMES of Western North Carolina, Inc., MBSIHOMES of Eastern North Carolina, Inc., and MBSIHOMES of South Carolina, Inc. At that time the Company decided to replace MBSI of the Carolinas, Inc. and its three regional subsidiaries with thirteen separately incorporated limited liability companies to be located in thirteen regions:

* HouseRaising of Greater Charlotte, LLC-50% ownership by the Company-50% was sold in June 2003 to three unrelated individuals.
*    HouseRaising  of  the  Triangle,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  the  Triad,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Greenville,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Columbia,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Asheville,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Wilmington,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Myrtle  Beach,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Charleston,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Blowing  Rock,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  OBX,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Pinehurst,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of Central North Carolina, LLC--100% ownership by the Company

These limited liability companies provide managerial services to the Company's homebuilding operations. These limited liability companies operate within specific guidelines and operating procedures established by HouseRaising, Inc. documents. The Company enters into a fee based management contract with each homebuilder that is required to be properly licensed. Each custom, design and built home is financed in the name of the homebuyer.

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  A - SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
-----------------------------------------------------------------

In July 2003, the Company formed 2 new subsidiaries, HouseRaisingAcademy, LLC and HouseRaisingUSA, LLC. HouseRaisingAcademy, LLC develops and manages the Company's internet based E-Learning and Homebuilder Management System currently in development. HouseRaisingUSA, LLC is responsible for organizing and owning the 13 regional franchise limited liability companies.

Cash  and  Cash Equivalents - For purposes of the Consolidated Statement of Cash
---------------------------
Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management's  Use  of  Estimates - The  preparation  of  consolidated  financial
--------------------------------
statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Revenue  Recognition  -  The  Company's  revenue  is derived from three sources.
--------------------
First, the Company designs and builds custom homes and renovation projects for a fixed price whereby the Company is at financial risk as to the project's cost. Second, HouseRaisingAcademy provides services to outside homebuilders and homebuyers whereby it is paid a fee. In this line of business the Company does not bear any financial risk. Third, the Company expects to receive franchise fees and royalties by selling interests in selected territories to outside parties. There is no financial risk in this line of business and the Company is paid a fixed fee for its franchises.

Revenue is recognized for design/build activities when the project is completed. In HouseRaisingAcademy's activities, revenue is recognized during the fiscal period during which the fees are paid. In the Company's franchising activities, revenue is also recognized during the fiscal period in which the fees are paid.

For the Company's design/build activities, the amount of revenue that is recognized is determined by an estimate of the cost to build a house, to which is added a varying margin of profit between six and ten percent. The Company's commitment to build a custom home for a fixed price is made at the time when a design/build contract is executed. The amount of revenue for HouseRaisingAcademy's activities is based on a predetermined fee amount for specific services rendered, such as (1) sales fees of 2% of the estimated cost of the house, (2) design fees of 2.5% of the estimated cost of the house, (3) engineering, coordinating and vendor relationship management fees of 2.5%, (4) cash flow management, accounts payable, distribution of funds,

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------


and lien release fees of 1% of the estimated cost of the house, (5) builder management fees of 1% of the estimated cost of the house and (6) reconciliation, warranty and review fees of 1% of the estimated cost of the house. Revenue for these services is recognized when the particular service is completed. The amount of revenue for the Company's franchising activities currently varies between $500,000 and $1.0 million per franchise. Revenue for franchising activities is recognized when all of the contractual elements of a particular franchise agreement have been fulfilled.


Consulting revenues are based on standard hourly rates billed by HouseRaisingAcademy when earned.

Capitalized  Software-Certain  capitalized software assets have been contributed
---------------------
to the Company from related entities under common ownership and control. The capitalized software assets include certain external direct costs of materials and services consumed in developing internal-use software for home plans and designs, and operating systems and policies for homebuilders. These costs include payroll and payroll-related costs for employees and contractors who are directly associated with and who devote time to the internal-use computer software project (to the extent of the item spent directly on the project) during the application development stage. Training costs, data conversion costs, internal costs for upgrades and enhancements, and internal costs incurred for maintenance are all expensed as incurred. General and administrative costs and overhead costs are also expensed as incurred. The assets will commence amortization when the asset is considered to be placed in service (i.e. when the development of internal use software is completed) which is projected to be sometime in early 2005. At such time, the capitalized software costs will be amortized on a straight-line basis over the estimated economic life of the asset to be determined.

Comprehensive  Income  (Loss)-The Company adopted Financial Accounting Standards
-----------------------------
Board Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements. There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Advertising  Costs-Advertising costs are expensed as incurred.  The Company does
------------------
not incur any direct-response advertising costs. Advertising expense totaled $31,372 and $20,798 for the years ended December 31, 2003 and 2002, respectively.

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------


Net  Loss per Common Share-Statement of Financial Accounting Standard (SFAS) No.
--------------------------
128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.


Income Taxes-Income taxes are provided in accordance with Statement of Financial
------------
Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair  Value  of  Financial  Instruments-The  carrying  amounts  reported  in the
---------------------------------------
consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts  Receivable-Accounts  deemed  uncollectible are written off in the year
--------------------
they become uncollectible. All accounts receivable at December 31, 2003 are fully collectible.

Impairment  of  Long-Lived  Assets - The Company evaluates the recoverability of
----------------------------------
its  fixed  assets  and  other  assets in accordance with Statement of Financial
Accounting Standards No.144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such assets relate. SFAS 144 excludes goodwill and intangible assets. When an asset exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on January 1, 2002. No impairments of these types of assets were recognized during the two years ended December 31, 2003 based upon a management review of such assets.

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

Property  and  Equipment-Property and equipment is stated at cost.  Depreciation
------------------------
is provided by the straight-line method over the estimated economic life of the property and equipment remaining from five to seven years.


Recent  Accounting  Pronouncements-In  June  2001,  the  Financial  Accounting
----------------------------------
Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 143, "Accounting for Asset Retirement Obligations" which addresses the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs. SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value cannot be made. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS No. 143 to have a material effect on its consolidated financial condition or consolidated cash flows.


In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 generally establishes a standard framework to measure the impairment of long-lived assets and expands the Accounting Principles Board ("APB") 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" to

Recent  Accounting  Pronouncements  (cont')
-------------------------------------------

include a component of the entity (rather than a segment of the business). SFAS No.144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company does not expect SFAS No. 144 to have a material effect on its consolidated financial condition and consolidated cash flows.

In April of 2002, Statement of Financial Accounting Standards (SFAS) No. 145 was issued which rescinded SFAS Statements 4, 44, and 64, amended No. 13 and contained technical corrections. As a result of SFAS No. 145, gains and losses from extinguishments of debt will be classified as extraordinary items only if they meet the criteria in APB Opinion No. 30, that they are unusual and infrequent and not part of an entity's recurring operations. The Company does not expect SFAS No. 145 to have a material effect on its financial condition or cash flows. The Company will adopt SFAS on January 1, 2004.


In July of 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 146, which addresses significant issues regarding the

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance that the Emerging Issues Task Force
(EITF) has set forth in EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 revises the accounting for certain lease termination costs and employee termination benefits, which are generally recognized in connection with restructuring charges. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect SFAS No. 146 to have an impact its financial statements once adopted on January 1, 2004.


In November 2002, the Financial Accounting Standards Board issued Interpretation No. 45 (FIN 45), "Guarantor's Accounting and Disclosure Requirements for Guarantee, Including Indirect Guarantees or Indebtedness of Others", which addresses the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees. FIN 45 also requires the recognition of a liability by a guarantor at the inception of certain guarantees that are entered into or modified after December 31, 2002.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure"-an amendment to SFAS No. 123 (SFAS No.
148), which provides alternative methods of transition for companies voluntarily planning on implementing the fair value recognition provisions of SFAS No. 123. SFAS No. 148 also revises the disclosure provisions of SFAS No. 123 to require more prominent disclosure of the method of accounting for stock-based compensation, and requiring disclosure of pro forma net income and earnings per share as if the fair value recognition provisions of SFAS No. 123 had been applied from the original effective date of SFAS No. 123. The Company adopted the disclosures provisions of SFAS No. 148 for the quarters ending after December 15, 2002.


In January 2003, Financial Accounting Standards Board issued FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity's activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity's activities. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and must be applied in the first period beginning after June 15, 2003 for entities in which an enterprise holds a variable interest entity that it acquired before

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

February 1, 2003. The Company plans to adopt this Interpretation in the first quarter of fiscal 2004.

In January 2003, the EITF released Issue No. 00-21, (EITF 00-21), "Revenue Arrangements with Multiple Deliveries", which addressed certain aspects of the accounting by a vendor for arrangement under which it will perform multiple revenue-generating activities. Specifically, EITF 00-21 addresses whether an arrangement contains more than one unit of accounting and the measurement and allocation to the separate units of accounting in the arrangement. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this standard will not have an impact on the Company's financial statements.


In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that there will be any impact on its financial statements.

Recent  Accounting  Pronouncements  (cont')
-------------------------------------------

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how companies classify and measure certain financial with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some characteristics). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The standard will not impact the Company's financial statements.

NOTE  B-SUPPLEMENTAL  CASH  FLOW  INFORMATION
---------------------------------------------

Supplemental disclosures of cash flow information for the years ended December 31, 2003 and 2002 are summarized as follows:

Cash  paid  during  the  years  for  interest  and  income  taxes:

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  C-INCOME  TAXES
---------------------

                                      2003          2002
                                      ----          ----

          Income  Taxes               $---          $---
          Interest                    $---          $---

Due to the operating loss and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes for the years ended December 31, 2003 and 2002.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company's total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2003 is as follows:

          Total  deferred  tax  assets         $ 297,000
          Valuation  allowance                  (297,000)
                                               ---------

               Net  deferred  tax  asset       $    ----
                                               =========


The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the years ended December 31, 2003 and 2002 is as follows:
                                                             2003          2002
                                                             ----          ----
     Income tax computed at the federal statutory rate       34 %          34 %
     State income taxes, net of federal tax benefit           4 %           4 %
                                                             ----          ----
     Valuation  allowance                                   (38 %)        (38 %)
                                                             ----          ----
     Total  deferred  tax  asset                              0 %           0 %
                                                             ====          ====

Because of the Company's lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased
(decreased)  by  $20,000  and  $(130,000)  in  2003  and  2002,  respectively.

As of December 31, 2003, the Company had federal and state net operating loss carryforwards in the amount of approximately $781,000, which expire at various times through the year 2024.

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================


NOTE  D-GOING  CONCERN
----------------------

As shown in the accompanying financial statements, the Company has suffered recurring losses from operations to date. It experienced a significant decrease in revenues, a net loss of $51,002 in 2003, had a net deficiency of $780,626 and a net working capital deficit of $686,993 as of December 31, 2003. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Management's plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow. Management has 3 new home sales in Region I (HouseRaising of Greater Charlotte, LLC) for the first quarter of 2004 which are expected to generate revenue. Additionally, the Company must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE  E-SALE  OF  A  PORTION  OF  A  SUBSIDIARY
-----------------------------------------------

In June 2003, the Company sold 50% of its ownership in HouseRaising of Greater Charlotte, LLC to three unrelated individuals for $300,000. Each individual's share and contribution is as follows:

     Lane  Ostrow             1/3  share  for  $100,000
     Jack  H.  Marks          1/3  share  for  $100,000
     Richard  Brasser         1/3  share  for  $100,000

NOTE  F-SEGMENT  REPORTING
--------------------------

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement requires companies to report information about operating segments in interim and annual consolidated financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of December 31, 2003 and 2002.

NOTE  G-EQUITY
--------------

In November 2003, the Company issued 180,232 Series "A" Common shares to unrelated parties for $60,450 with a par value of $181. The Company applied the difference in the par value and

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  G-EQUITY  (CONT')
-----------------------


monies received to paid in capital. In 2002, the Company issued 499,842 Series "A" restricted common shares to related parties as payment for debts occurred in previous years in an amount of $500,169. During 2002, the Company issued stock subscription agreements of 1,951,173 shares to 16 vendors and individuals providing contract labor. The valuation of the shares issued for services was based on the fair value of services received, which was the most reliable measurement tool of the services rendered for the shares. The parties provided labor and materials for database building and other electronic components of the Company's internal use software program. These were capitalized into the cost of the software under SOP 98-1. Specifically, these were costs incurred during the application development stage whereby the following activities were performed: design of chosen path, software configuration, software interfaces, coding, testing, etc. During the year ended December 31, 2002, the Company issued 480,000 Series A common shares to a related party for satisfaction of debt in the amount of $480,156. During the year ended December 31, 2002, the Company issued 16,000,000 common shares to inventors/related parties in exchange for contribution of capitalized software in the amount of $4,679,626.


NOTE  H-COMMITMENTS
-------------------

The Company leases its office facilities. The Company also has one vehicle under leases that has been classified as an operating lease expiring in September 2006. The payment due under the lease is $1,384 per month.

Rent  expense  was  $79,024  and  $79,124  in  2003  and  2002,  respectively.

Future minimum rental payments as of December 31, 2003 in the aggregate and for each of the two succeeding years are as follows:

     Year                      Amount
     ----                    ---------

     2004                    $  78,574
     2005                    $  78,574
                             ---------
     Total                   $ 157,148
                             =========

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  I-NOTES  PAYABLE
----------------------

Notes  payable  at  December  31,  2003  consist  of  the  following:

Unsecured  note  payable  to  an  unrelated  party.
Bearing  8%  interest.  Balloon  payment  of  principal
and  interest  was  due  April  2002                                $  5,640

Unsecured  note  payable  to  an  unrelated  party.
Bearing  8%  interest.  Balloon  payment  of  principal
and  interest  was  due  May  2002.                                 $ 13,177

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  October  2003.              $ 30,000

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  April  2003.                $ 50,000

Secured  note  payable  to  an  unrelated  party.
Bearing  5%  interest.  Note  matured  May  2003.
Original  balance  was  $15,000.                                    $  2,600

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  October  2003.              $ 50,000

Secured  note  payable  to  an  unrelated  party.
Bearing  8%  interest.  Note  matures  May  2004.                   $ 55,000

Secured  note  payable  to  an  unrelated  party.
Bearing  20%  interest.  Note  matured  December  2003.             $100,000

Secured  note  payable  to  an  unrelated  party.
Bearing  0%  interest.  Note  matures  May  2004.                   $ 55,000

Unsecured  note  payable  to  an  unrelated  party.
Bearing  0%  interest.                                              $  1,851

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  August  2003.               $ 50,000

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  I-NOTES  PAYABLE  (CONT')
-------------------------------

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  November  2003.             $ 37,500

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  August  2003.               $ 25,000

Secured  demand  note  payable  to  an  unrelated  party.
Bearing  0%  interest.                                              $ 21,944

Secured  demand  note  payable  to  an  unrelated  party.
Bearing  0%  interest.                                              $  5,000


     Total  Current  Portion                                        $502,712
                                                                    ========



On 0% interest bearing notes, the Company imputed interest on the notes using a rate of 5%. Three of the four notes are payable on demand and have no maturity dates. Thus, present value equals future value. Of the remaining one note, the discount on the note payable, assuming a 5% interest rate, equals $1,375 at the date of the note in November, 2003, or a present value of $53,625. The effect of interest expense on the discount in the statement of operations for 2003 is only $458, which represents two months of amortized interest on the discount.


NOTE  J-DEVELOPMENT  STAGE  COMPANY
-----------------------------------

The Company is in the development stage as of December 31, 2003 and to date has had no significant operations. Recovery of the Company's assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure.

The nature of the description of development stage activities in which the Company is engaged is as follows. The Company has been and is in the process of raising capital and developing markets.

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003
================================================================================

NOTE  J-DEVELOPMENT  STAGE  COMPANY  (CONT')
--------------------------------------------

The Company has devoted most of its activities to establishing new business in accordance with paragraph 8 of SFAS #7. Accordingly, planned principal activities have not commenced, and have not yet produced significant revenues in the opinion of management.

NOTE  K-SUBSEQUENT  EVENTS
--------------------------

On February 19, 2004, the Company signed a Definitive Agreement to be merged into a publicly traded company, Technology Connections, Inc. (Technology). The HouseRaising, Inc.'s stockholders acquired the majority of the outstanding common stock of this publicly held corporation (Technology). The acquisition resulted in a tax-free exchange for federal and state income tax purposes. The name of the corporation will be changed to HouseRaising, Inc. as HouseRaising, Inc. merged into the publicly traded corporation (Technology). The transaction was accounted for as a reverse merger in accordance with Accounting Principles Board (APB) Opinion No. 16 wherein the stockholders of HouseRaising, Inc. retained the majority of the outstanding common stock of the Company after the merger. The publicly traded corporation did not have a material operating history over the prior couple of years.

        HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
================================================================================


                                     ASSETS

CURRENT  ASSETS
---------------
   Cash  and  cash  equivalents                                    $        475
   Due  from  builders                                                   59,595
                                                                   ------------
      TOTAL  CURRENT  ASSETS                                             60,070

PROPERTY  AND  EQUIPMENT
------------------------
   Computer  and  office  equipment                                      78,902
   Furniture  and  fixtures                                              37,300
   Accumulated  Depreciation                                            (60,151)
                                                                   ------------
      NET  FIXED  ASSETS                                                 56,051

OTHER  ASSETS
-------------
   Other  Assets                                                          1,818
   Capitalized  Software                                              7,539,421
                                                                   ------------
      NET  OTHER  ASSETS                                              7,541,239

      TOTAL  ASSETS                                                $  7,657,360
                                                                   ============

LIABILITIES  AND  STOCKHOLDERS'  EQUITY

CURRENT  LIABILITIES
--------------------
   Excess  of  outstanding  checks  over  bank  balance            $        -0-
   Accounts  Payable  &  credit  cards                                  125,959
   Buydowns  and  other  accruals                                         4,300
   Interest  Payable                                                     74,986
   Current  portion  of  notes  payable                                 527,712
                                                                   ------------
      TOTAL  CURRENT  LIABILITIES                                       732,957

      TOTAL  LIABILITIES                                                732,957

STOCKHOLDERS'  EQUITY
---------------------
   Common stock series A (.001 par value,
     90,000,000 shares authorized;
     17,289,074  issued  and  outstanding)                               17,289
   Common stock series B (.001 par value, 10,000,000
     shares authorized; 10,000,000 issued and outstanding)               10,000
   Preferred stock ($.001 par value; 20,000,000 shared
     authorized; none issued  and  outstanding)                               -
   Common  stock  subscribed  but  not  yet  issued                   1,978,735
   Additional  paid-in  capital                                       5,719,971
   Deficit  accumulated  during  the  development  stage               (801,592)
                                                                   ------------
      TOTAL  STOCKHOLDERS'  EQUITY                                    6,924,403

      TOTAL  LIABILITIES  AND  STOCKHOLDERS'  EQUITY               $  7,657,360
                                                                   ============


               HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                                 (A DEVELOPMENT STAGE COMPANY)
                             CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE THREE MONTHS ENDED MARCH 31, 2004
===========================================================================================
                                    March  31,      March  31,             Cumulative Since
                                       2004            2003                      Inception
                                    ----------      ----------             ----------------

SALES:
------
   Total  Project  Sales            $   39,026      $   50,536             $      4,714,477
   Project  Costs                   $   28,471      $   31,373             $      3,773,648

REVENUES:
---------
   Project  Profits                 $   10,555      $   19,263             $        940,829

   Sales  and  Service  Fees        $   65,262               -             $        628,145

   Other  Income                    $    6,000               -             $         32,314
                                    ----------      ----------             ----------------
      TOTAL  REVENUE                $   81,817               -             $      1,601,288

EXPENSES:
---------
   General  and  administrative        102,783          19,263                    3,597,802
                                    ----------      ----------             ----------------
      TOTAL  EXPENSES                  102,783          19,263                    3,597,802

      OPERATING  INCOME  (LOSS)        (20,966)        (19,263)                  (1,101,592)

   Gain from sale of 50% of
   subsidiary                                -               -                      300,000

      NET  (LOSS)                   $  (20,966)     $  (19,263)            $       (801,592)
                                    ==========      ==========             ================

Net (loss) per share-
  basic  and  fully  diluted                 *               *                         (.05)
                                    ==========      ==========             ================
Weighted average shares
  outstanding                       17,200,002      16,980,490                   16,040,078
                                    ==========      ==========             ================



*    Less  than  ($.01)




The accompanying notes are an integral part of these consolidated financial statements.




        HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
===========================================================================================
                                    March  31,      March  31,             Cumulative Since
                                       2004            2003                      Inception
                                    ----------      ----------             ----------------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
-----------------------------------------
   Net  (loss)                      $  (20,966)     $  (19,263)            $       (801,592)
   Adjustments to reconcile net (loss) to net cash
   (used in) operating activities
      Depreciation                       1,000           1,000                       60,151
      Gain from sale of 50% of
      subsidiary                             -               -                     (300,000)
      Capital contribution - services        -               -                    1,951,173
      Common stock issued for
      capitalized software                   -               -                    3,496,719
      Incurrence of notes payable in
      exchange for services rendered         -               -                      417,908
      Common stock subscribed for
      services but not yet received          -               -                    1,837,752
     (Increase) in capitalized software (9,889)              -                   (7,539,421)
     (Increase)  in  other  assets           -               -                       (1,818)
     (Increase) in due from builders         -        (113,756)                     (59,595)
     (Decrease) in accounts payable
      and accruals                     (21,496)          3,476                      182,840
     (Decrease) in outstanding checks
      in excess of bank balance        (16,429)              -                            -
                                    ----------      ----------             ----------------
         NET CASH (USED IN)
         OPERATING ACTIVITIES          (67,780)       (128,543)                    (755,883)

CASH  FLOWS  FROM  INVESTING  ACTIVITIES:
-----------------------------------------
   Expenditures  for  fixed  assets       (706)              -                     (116,202)
   Proceeds from sale of 50% of
   subsidiary                                -               -                      300,000
                                    ----------      ----------             ----------------
         NET CASH PROVIDED BY
         INVESTING ACTIVITIES             (706)              -                      183,798

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
-----------------------------------------
   Proceeds from capital contributions  44,667               -                       44,848
   Borrowings  on  notes  payable       25,000               -                      532,727
   Repayments  on  notes  payable            -               -                       (5,015)
                                    ----------      ----------             ----------------
         NET CASH PROVIDED BY
         FINANCING ACTIVITIES           68,961               -                      572,560

         NET INCREASE (DECREASE) IN
         CASH AND CASH EQUIVALENTS         475        (128,543)                         475
                                    ==========      ==========             ================

CASH  AND  CASH  EQUIVALENTS:
   BEGINNING  OF  THE PERIOD                           128,543                            -
                                    ==========      ==========             ================
   END  OF  THE  PERIOD                             $        0             $            475
                                    ==========      ==========             ================




NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
------------------------------------------------------

Business  Activity  -  HouseRaising,  Inc.  (FKA  HouseRaisingUSA,  Inc.)  and
------------------
Subsidiaries (the Company) was organized under the laws of the State of Delaware in 1999. On May 5, 2003, HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and subsidiaries legally amended its Articles of Incorporation to effect a name change from HouseRaisingUSA, Inc.

The Company provides a proprietary turnkey home design and build management system that it markets to regional homebuilders. Its customers are principally located in the Southeast USA with a current concentration in North and South Carolina. The Company operates three subsidiaries: MBSI of the Carolinas, Inc., MBSI Realty, Inc., and MBSI Service Corp. On May 24, 2003, the Company approved the dissolution on MBSI of the Carolinas, Inc. and its three regional subsidiaries: MBSIHOMES of Western North Carolina, Inc., MBSIHOMES of Eastern North Carolina, Inc., and MBSIHOMES of South Carolina, Inc. At that time the Company decided to replace MBSI of the Carolinas, Inc. and its three regional subsidiaries with thirteen separately incorporated limited liability companies to be located in thirteen regions:

* HouseRaising of Greater Charlotte, LLC-50% ownership by the Company-50% was sold in June 2003 to three unrelated individuals.
*    HouseRaising  of  the  Triangle,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  the  Triad,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Greenville,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Columbia,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Asheville,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Wilmington,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Myrtle  Beach,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Charleston,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Blowing  Rock,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  OBX,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Pinehurst,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of Central North Carolina, LLC--100% ownership by the Company

These limited liability companies provide managerial services to the Company's homebuilding operations. These limited liability companies operate within specific guidelines and operating procedures established by HouseRaising, Inc. documents. The Company enters into a fee based management contract with each homebuilder that is required to be properly licensed. Each custom, design and built home is financed in the name of the homebuyer.

In July 2003, the Company formed 2 new subsidiaries, HouseRaisingAcademy, LLC and HouseRaisingUSA, LLC. HouseRaisingAcademy, LLC develops and manages the Company's internet based E-Learning and Homebuilder Management System currently in development. HouseRaisingUSA, LLC is responsible for organizing and owning the 13 regional franchise limited liability companies.

Cash  and  Cash  Equivalents-For  purposes of the Consolidated Statement of Cash
----------------------------
Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management's  Use  of  Estimates-The  preparation  of  consolidated  financial
--------------------------------
statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition-The Company's revenue is derived from three sources.  First,
-------------------
the Company designs and builds custom homes and renovation projects for a fixed price whereby the Company is at financial risk as to the project's cost. Second, HouseRaisingAcademy provides services to outside homebuilders and homebuyers whereby it is paid a fee. In this line of business the Company does not bear any financial risk. Third, the Company expects to receive franchise fees and royalties by selling interests in selected territories to outside parties. There is no financial risk in this line of business and the Company is paid a fixed fee for its franchises.

Revenue is recognized for design/build activities when the project is completed. In HouseRaisingAcademy's activities, revenue is recognized during the fiscal period during which the fees are paid. In the Company's franchising activities, revenue is also recognized during the fiscal period in which the fees are paid.

For the Company's design/build activities, the amount of revenue that is recognized is determined by an estimate of the cost to build a house, to which is added a varying margin of profit between six and ten percent. The Company's commitment to build a custom home for a fixed price is made at the time when a design/build contract is executed. The amount of revenue for HouseRaisingAcademy's activities is based on a predetermined fee amount for specific services rendered, such as (1) sales fees of 2% of the estimated cost of the house, (2) design fees of 2.5% of the estimated cost of the house, (3) engineering, coordinating and vendor relationship management fees of 2.5%, (4) cash flow management, accounts payable, distribution of funds, and lien release fees of 1% of the estimated cost of the house, (5) builder management fees of 1% of the estimated cost of the house and (6) reconciliation, warranty and review fees of 1% of the estimated cost of the house. Revenue for these services is recognized when the particular service is completed. The amount of revenue for the Company's franchising activities currently varies between $500,000 and $1.0 million per franchise. Revenue for franchising activities is recognized when all of the contractual elements of a particular franchise agreement have been fulfilled.

Consulting revenues are based on standard hourly rates billed by HouseRaisingAcademy when earned.

Capitalized  Software-Certain  capitalized software assets have been contributed
---------------------
to the Company from related entities under common ownership and control. The capitalized software assets include certain external direct costs of materials and services consumed in developing internal-use software for home plans and designs, and operating systems and policies for homebuilders. These costs include payroll and payroll-related costs for employees and contractors who are directly associated with and who devote time to the internal-use computer software project (to the extent of the item spent directly on the project) during the application development stage. Training costs, data conversion costs, internal costs for upgrades and enhancements, and internal costs incurred for maintenance are all expensed as incurred. General and administrative costs and overhead costs are also expensed as incurred. The assets will commence amortization when the asset is considered to be placed in service (i.e. when the development of internal use software is completed) which is projected to be sometime in early 2005. At such time, the capitalized software costs will be amortized on a straight-line basis over the estimated economic life of the asset to be determined.

Comprehensive  Income  (Loss)-The Company adopted Financial Accounting Standards
-----------------------------
Board Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements. There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Advertising  Costs-Advertising costs are expensed as incurred.  The Company does
------------------
not incur any direct-response advertising costs. Advertising expense totaled $31,372 and $20,798 for the years ended December 31, 2003 and 2002, respectively.

Net  Loss per Common Share-Statement of Financial Accounting Standard (SFAS) No.
--------------------------
128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes-Income taxes are provided in accordance with Statement of Financial
------------
Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair  Value  of  Financial  Instruments-The  carrying  amounts  reported  in the
---------------------------------------
consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts  Receivable-Accounts  deemed  uncollectible are written off in the year
--------------------
they become uncollectible. All accounts receivable at March 31, 2004 are fully collectible.

Impairment  of  Long-Lived  Assets - The Company evaluates the recoverability of
----------------------------------
its  fixed  assets  and  other  assets in accordance with Statement of Financial
Accounting Standards No.144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such assets relate. SFAS 144 excludes goodwill and intangible assets. When an asset exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement during on January 1, 2002. No impairments of these types of assets were recognized during the two years ended December 31, 2003 based upon a management review of such assets.

Property  and  Equipment-Property and equipment is stated at cost.  Depreciation
------------------------
is provided by the straight-line method over the estimated economic life of the property and equipment remaining from five to seven years.

Recent  Accounting  Pronouncements - In  June  2001,  the  Financial  Accounting
----------------------------------
Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 143, "Accounting for Asset Retirement Obligations" which addresses the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs. SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value cannot be made. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS No. 143 to have a material effect on its consolidated financial condition or consolidated cash flows.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 generally establishes a standard framework to measure the impairment of long-lived assets and expands the Accounting Principles Board ("APB") 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" to include a component of the entity (rather than a segment of the business). SFAS No.144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company does not expect SFAS No. 144 to have a material effect on its consolidated financial condition and consolidated cash flows.

In April of 2002, Statement of Financial Accounting Standards (SFAS) No. 145 was issued which rescinded SFAS Statements 4, 44, and 64, amended No. 13 and contained technical corrections. As a result of SFAS No. 145, gains and losses from extinguishments of debt will be classified as extraordinary items only if they meet the criteria in APB Opinion No. 30, that they are unusual and infrequent and not part of an entity's recurring operations. The Company does not expect SFAS No. 145 to have a material effect on its financial condition or cash flows. The Company will adopt SFAS on January 1, 2004.

In July of 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 146, which addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance that the Emerging Issues Task Force (EITF) has set forth in EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 revises the accounting for certain lease termination costs and employee termination benefits, which are generally recognized in connection with restructuring charges. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect SFAS No. 146 to have an impact its financial statements once adopted on January 1, 2004.

In November 2002, the Financial Accounting Standards Board issued Interpretation No. 45 (FIN 45), "Guarantor's Accounting and Disclosure Requirements for Guarantee, Including Indirect Guarantees or Indebtedness of Others", which addresses the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees. FIN 45 also requires the recognition of a liability by a guarantor at the inception of certain guarantees that are entered into or modified after December 31, 2002.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure"-an amendment to SFAS No. 123 (SFAS No.
148), which provides alternative methods of transition for companies voluntarily planning on implementing the fair value recognition provisions of SFAS No. 123. SFAS No. 148 also revises the disclosure provisions of SFAS No. 123 to require more prominent disclosure of the method of accounting for stock-based compensation, and requiring disclosure of pro forma net income and earnings per share as if the fair value recognition provisions of SFAS No. 123 had been applied from the original effective date of SFAS No. 123. The Company adopted the disclosures provisions of SFAS No. 148 for the quarters ending after December 15, 2002.

In January 2003, Financial Accounting Standards Board issued FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity's activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity's activities. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and must be applied in the first period beginning after June 15, 2003 for entities in which an enterprise holds a variable interest entity that it acquired before February 1, 2003. The Company plans to adopt this Interpretation in the first quarter of fiscal 2004.

In January 2003, the EITF released Issue No. 00-21, (EITF 00-21), "Revenue Arrangements with Multiple Deliveries", which addressed certain aspects of the accounting by a vendor for arrangement under which it will perform multiple revenue-generating activities. Specifically, EITF 00-21 addresses whether an arrangement contains more than one unit of accounting and the measurement and allocation to the separate units of accounting in the arrangement. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this standard will not have an impact on the Company's financial statements.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that there will be any impact on its financial statements.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how companies classify and measure certain financial with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some characteristics). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The standard will not impact the Company's financial statements.

NOTE  B-SUPPLEMENTAL  CASH  FLOW  INFORMATION
---------------------------------------------

Supplemental disclosures of cash flow information for the three months ended March 31, 2004 and 2003 are summarized as follows:

Cash  paid  during  the  years  for  interest  and  income  taxes:

                                      2004          2003
                                      ----          ----
          Income  Taxes               $---          $---
          Interest                    $---          $---

NOTE  C-INCOME  TAXES
---------------------

Due to the operating loss and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes for the three months ended March 31, 2004 and 2003.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company's total deferred tax asset, calculated using federal and state effective tax rates, as of March 31, 2004 is as follows:

          Total  deferred  tax  assets         $ 300,000
          Valuation  allowance                  (300,000)
                                               ---------

               Net  deferred  tax  asset       $    ----
                                               =========

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the three months ended March 31, 2004 and 2003 is as follows:

                                                             2004          2003
                                                             ----          ----
     Income tax computed at the federal statutory rate        34%           34%
     State  income  taxes,  net  of federal tax benefit        4%            4%
                                                             ----          ----
Valuation  allowance                                         (38%)         (38%)
                                                             ----          ----
Total  deferred  tax  asset                                    0%            0%
                                                             ====          ====

Because of the Company's lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased by $3,000 and $3,000 in 2004 and 2003, respectively.

As of March 31, 2004, the Company had federal and state net operating loss carryforwards in the amount of approximately $800,000, which expire at various times through the year 2024.

NOTE  D-GOING  CONCERN
----------------------

As shown in the accompanying financial statements, the Company has suffered recurring losses from operations to date. It experienced a significant decrease in revenues, a net loss of $20,966 in the first three months of 2004, had a net deficiency of $801,592 and a net working capital deficit of $672,887 as of March 31, 2004. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Management's plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow. Management has 3 new home sales in Region I (HouseRaising of Greater Charlotte, LLC) for the first quarter of 2004 which are expected to generate revenue. Additionally, the Company must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE  E-SEGMENT  REPORTING
--------------------------

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement requires companies to report information about operating segments in interim and annual consolidated financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of March 31, 2004 and 2003.


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

NOTE  F-COMMITMENTS
-------------------

The Company leases its office facilities. The Company also has one vehicle under leases that has been classified as an operating lease expiring in September 2006. The payment due under the lease is $1,384 per month.

Rent expense was $8,129 and $19,643 in the first three months of 2004 and 2003, respectively.

Future minimum rental payments as of March 31, 2004 in the aggregate and for each of the two succeeding years are as follows:

     Year                           Amount
     ----                         ----------

     2004                         $   58,930
     2005                         $   78,574
                                  ----------
     Total                        $  137,504
                                  ==========

NOTE  G-NOTES  PAYABLE
----------------------

Notes  payable  at  March  31,  2004  consist  of  the  following:

Unsecured note payable to an unrelated party.
Bearing  8%  interest.  Balloon  payment  of
principal  and  interest  was  due April 2002                           $  5,640

Unsecured note payable to an unrelated party.
Bearing  8%  interest.  Balloon  payment  of
principal  and  interest  was  due  May 2002.                           $ 13,177

Secured  note  payable to an unrelated party.
Bearing  18%  interest.  Note matured October
2003.                                                                   $ 30,000

Secured  note  payable to an unrelated party.
Bearing  18%  interest.  Note  matured  April
2003.                                                                   $ 50,000

Secured  note  payable to an unrelated party.
Bearing  5%  interest. Note matured May 2003.
Original  balance  was  $15,000.                                        $  2,600

Secured  note  payable to an unrelated party.
Bearing  18%  interest.  Note matured October
2003.                                                                   $ 50,000


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

Secured  note  payable to an unrelated party.
Bearing  8%  interest. Note matures May 2004.                           $ 55,000

Secured  note  payable to an unrelated party.
Bearing  20%  interest. Note matured December
2003.                                                                   $100,000

Secured  note  payable to an unrelated party.
Bearing  0%  interest. Note matures May 2004.                           $ 55,000

Unsecured note payable to an unrelated party.
Bearing  0%  interest.                                                  $  1,851

Secured  note  payable to an unrelated party.
Bearing  18%  interest.  Note  matured August
2003.                                                                   $ 75,000

Secured  note  payable to an unrelated party.
Bearing  18%  interest. Note matured November
2003.                                                                   $ 37,500

Secured  note  payable to an unrelated party.
Bearing  18%  interest.  Note  matured August
2003.                                                                   $ 25,000

Secured  demand  note payable to an unrelated
party.  Bearing  0%  interest.                                          $ 21,944

Secured  demand  note payable to an unrelated
party.  Bearing  0%  interest.                                          $  5,000
                                                                        --------

   Total  Current  Portion                                              $527,712
                                                                        ========



On 0% interest bearing notes, the Company imputed interest on the notes using a rate of 5%. Three of the four notes are payable on demand and have no maturity dates. Thus, present value equals future value. Of the remaining one note, the discount on the note payable, assuming a 5% interest rate, equals $1,375 at the date of the note in November, 2003, or a present value of $53,625. The effect of interest expense on the discount in the statement of operations for 2003 is only $458, which represents two months of amortized interest on the discount.


NOTE  H-DEVELOPMENT  STAGE  COMPANY
-----------------------------------

The Company is in the development stage as of March 31, 2004 and to date has had no significant operations. Recovery of the Company's assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure.


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

The nature of the description of development stage activities in which the Company is engaged is as follows. The Company has been and is in the process of raising capital and developing markets.

The Company has devoted most of its activities to establishing new business in accordance with paragraph 8 of SFAS #7. Accordingly, planned principal activities have not commenced, and have not yet produced significant revenues in the opinion of management.

NOTE  I-SUBSEQUENT  EVENTS
--------------------------

On February 19, 2004, the Company signed a Definitive Agreement to be merged into a publicly traded company, Technology Connections, Inc. (Technology). The HouseRaising, Inc.'s stockholders acquired the majority of the outstanding common stock of this publicly held corporation (Technology). The acquisition resulted in a tax-free exchange for federal and state income tax purposes. The name of the corporation will be changed to HouseRaising, Inc. as HouseRaising, Inc. merged into the publicly traded corporation (Technology). The transaction was accounted for as a reverse merger in accordance with Accounting Principles Board (APB) Opinion No. 16 wherein the stockholders of HouseRaising, Inc. retained the majority of the outstanding common stock of the Company after the merger. The publicly traded corporation did not have a material operating history over the prior couple of years. The transaction is awaiting approval of the 14-C filing in order for the transaction to be solidified.

           HOUSERAISING, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                                DECEMBER 31, 2003

The following discussion should be read in conjunction with the Financial Statements and related notes thereto included elsewhere in this section.

Other than commitments from vendors to develop HouseRaising's software in exchange for shares of stock, and fee revenues and profits from existing home and renovation sales, HouseRaising does not currently have any external sources of working capital. HouseRaising's Management has not entered into any commitments for significant capital expenditures, except the software development contract mentioned above whereby the company issues common stock as work is completed. Furthermore, there are no plans to hire employees unless Management is successful in securing a substantial capital infusion.

On February 19, 2004, HouseRaising entered into an Agreement to be acquired by Technology Connections, Inc. This transaction is being structured as a reverse acquisition whereby the existing shareholders of HouseRaising will obtain control of Technology Connections. Upon completion of this business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and design/build activities.

Accordingly, the combined companies will seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, continued software development, for new home and renovation sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the HouseRaising business is provided in Item 14.

RESULTS  OF  OPERATIONS

Year  Ended  December  31,  2003  Compared  to  Year  Ended  December  31, 2002:


Revenues and Gross Profits: HouseRaising had a net loss of $51,002 for the year ended December 31, 2003, compared to net income of $342,039 for the same period in 2002. This financial reversal is primarily due to the intended shut-down of retail sales for the year ended 2003. HouseRaising accepted retail projects in 2002 primarily to test the manual version of the automated design/build system and generated net income. The testing was successful and during 2003 the company concluded to devote 100% of its assets and staff to completing the design/build system. This change in focus created the decrease in revenues for 2003.


In June 2003, the company sold a franchise for $300,000 to a regional design/ build company HouseRaising of Greater Charlotte, LLC. HouseRaising of Greater Charlotte, LLC sold a 50% membership in the LLC to three (3) outside investors for $300,000.

HouseRaising, Inc. expects to have its system on line during 2004 and complete in early 2005. Currently, HouseRaising is operating with the system and expanding home sales in North and South Carolina and will increase this effort as each phase of software development is available for use online.

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

Fee Revenues: Sales and service fee revenues from pre-sold projects consist of sales commissions, architectural design fees, engineering fees, and a series of project coordinating expenses charged to each design build project. These fees are built into the projects total price with Homebuyers paying these charges at the beginning of construction. The fees are a direct cost to the project.

Profits: The Company earns profits as the net difference of project's sales price and total costs including fees. The company conducts design/build projects with various affiliated builder relationships. Costs associated with in-house builder relationships are part of the projects total costs and HouseRaising's profit is the difference in the sales price and all direct costs and fees. In a builder partnership relationship the company divides profits with the builder, which is accounted as a cost to the project. HouseRaising's profit represents the sales price less all costs, with the builder share of the profits listed as a cost to the project.


Selling, General and Administrative Expenses: Selling, general and administrative expenses for the period ending December 31, 2003 increased $65,938 from $311,107 to $377,045, a 21% increase compared to the twelve months of 2002. This increase in administrative expenses is primarily associated with costs related to creating HouseRaising's first regional center and design/build operation in Charlotte, NC. These costs include advertising, payroll, payroll-related costs for employees and contractors who are directly associated with and who devote time to selling, designing and building pre-sold homes and renovation projects in Region 1.

Consulting Income: The Company earned $2,515 in consulting income for the period ending December 31, 2003.

Net Loss: Net loss for the year ended December 31, 2003 was $51,002 compared to a net profit in 2002 of $342,039; this represents a decrease of 115% in net profits compared to 2002. This decrease is primarily associated with expenses incurred in establishing Region 1. Typically, the region should have a positive cash flow during its second year of operation.

LIQUIDITY  AND  CAPITAL  RESOURCES

Net cash used by operating activities increased $801,631 from ($1,262) for the year ended December 31, 2002 to ($802,893) for the year ended 2003. An increase in capitalized assets makes up for the difference in net cash used in operating activities. Without those adjusting entries, the difference between 2002 and 2003 would have been a decrease in $3,194,907 of cash provided by operating activities. Past due notes receivable from builders and accrued interest amounted to $59,595 as of the year ended 2003, representing sales and service fees (including plan design, architectural services, engineering services, and construction budgets) due to HouseRaising which remain unpaid.

Net cash provided by financing activities for 2003 was $563,162, which represents an increase of $563,162 from $0 for the year ended December 31, 2002.

Investing activities in 2003 included the sale of 50% of one the company's regional subsidiaries, which provided a franchise fee of $300,000 from the sale. Investing activities in 2002 did not include a regional subsidiary sale, but there were expenditures for fixed assets of $7,278. Net cash provided by investing activities increased by $307,278 from fiscal 2002 to 2003.

In 2003, HouseRaising completed a debt offering to a select group of accredited investors, which provided net cash of $507,727 to HouseRaising. Of this amount, $5,015 of the debt was repaid in 2003. Proceeds from capital contribution were $60,450 in fiscal 2003, yielding a total increase in cash provided by financing activities of $563,162 for fiscal 2003 over fiscal 2002.


During 2003, the company experienced a decrease in revenues. During 2003, revenues were $26,043 as compared to $653,146 in 2002. Management's plan in regards to this matter are to begin operating Region 1 as a functioning region, to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow.

Over the past two years, all of HouseRaising's debt financing has been through bridge loans. The loans can only be repaid if combined companies successfully raise additional equity or debt financing. In addition to the cash requirement to repay these bridge loans, HouseRaising's design/build operations will be dependent to raising equity to mount a sizable advertising campaign to generate sales. Currently, the company does not have commitments for such funds.


           HOUSERAISING, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                          QUARTER ENDING MARCH 31, 2004

The following discussion should be read in conjunction with the Financial Statements and related notes thereto included elsewhere in this section.

Other than commitments from vendors to develop HouseRaising's software in exchange for shares of stock, and fee revenues and profits from existing home and renovation sales, HouseRaising does not currently have any external sources of working capital. HouseRaising's Management has not entered into any commitments for significant capital expenditures, except the software development contract mentioned above whereby the company issues common stock as work is completed. Furthermore, there are no plans to hire employees unless Management is successful in securing a substantial capital infusion.

On February 19, 2004, HouseRaising entered into an Agreement to be acquired by Technology Connections, Inc. This transaction is being structured as a reverse acquisition whereby the existing shareholders of HouseRaising will obtain control of Technology Connections. Upon completion of this business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and design/build activities.

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

Accordingly, the combined companies will seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, continued software development, for new home and renovation sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the HouseRaising business is provided in Item 14.

RESULTS  OF  OPERATIONS

Three Months Ended March 31, 2004 Compared to Three Months Ended March 31, 2003.

Sales  Prices,  Revenues  and  Gross  Profits:

HouseRaising is a development stage company with its major focus on completing management software that will be used to design and build multiple projects simultaneously. Beginning in 2004, HouseRaising of Greater Charlotte, LLC commenced sales of new homes and renovation projects utilizing a manual version of the system. Revenues for the three months ended March 31, 2004 of $81,817 compared to revenues of "0" in the first three months of 2003.

The company reports total project sales based on the contract amount due to design and build the project, in the quarter in which the sale is approved with sales and service fees paid. Profits, representing the difference between the total project sales price less all costs, are recorded during the quarter in which the home is completed and closed. Sales and management fees represent approximately 10% of the homes contract price and are received when projects are approved for construction and recognized as fee revenue. HouseRaising's share of profits is determined by subtracting all project costs from the project's sales price, less any portion due builder relationship with HouseRaising's share ranging from 50% to 80% of the profits created by the design/build or renovation project.

HouseRaising, Inc. expects to have its system on line during 2004 and complete in early 2005. Currently, HouseRaising is operating with the system and expanding home sales in North and South Carolina and will increase this effort as each phase of software development is available for use online.

Fee Revenues: Sales and service fee revenues from pre-sold projects consist of sales commissions, architectural design fees, engineering fees, and a series of project coordinating expenses charged to each design build project. These fees are built into the projects total price with Homebuyers paying these charges at the beginning of construction. The fees are a direct cost to the project.

Profits: The Company earns profits as the net difference of project's sales price and total costs including fees. The company conducts design/build projects with various affiliated builder relationships. Costs associated with in-house builder relationships are part of the projects total costs and HouseRaising's profit is the difference in the sales price and all direct costs and fees. In a builder partnership relationship, the company divides profits with the builder, which is accounted as a cost to the project. HouseRaising's profit represents the sales price less all costs, with the builder's share of the profits included as a cost to the project.

Selling, General and Administrative Expenses: Selling expenses, general and administrative expenses for the three-month period ending March 31, 2004 was $102,783 compared to $19,263 for the three-month period ending March 31, 2003.

Net Loss: Net loss for the three-month period ending March 31, 2004 is $20,966 compared to a net loss of $19,263 for the three-month period ending March 31, 2003.

Consulting Income: The Company earned $6,000 in Consulting Income for the three-month period ending March 31, 2004. There was no Consulting Income for the three-month period ending March 31, 2003.


LIQUIDITY  AND  CAPITAL  RESOURCES

Net cash used in operating activities for the period ending March 31, 2004 were ($67,780), compared to net cash used in operating activities for the period ending March 31, 2003 of ($128,543). Past due notes receivable from builders and accrued interest amounted to $59,595 as of the year ended 2003, representing sales and service fees (including plan design, architectural services, engineering services, and construction budgets) due to HouseRaising which remain unpaid.

Net cash provided by financing activities for the period ending March 31, 2004 was $68,961. There were no financing activities for the period ending March 31, 2003.

Investing activities during the year 2003 included the sale of 50% of one the company's regional subsidiaries which provided a franchise fee of $300,000 from the sale. Investing activities in the first quarter 2004 did not include any such subsidiary sale. Financing activities in the first quarter 2004 included $25,000 in proceeds from notes payable in cash and we received capital contributions of $44,667 in 2004. In 2003, HouseRaising completed a debt offering to a select group of accredited investors, which provided net cash of $507,727 to HouseRaising. Substantially all of the interest expense in first quarter 2004 is directly associated with these outstanding notes payable. Net cash provided by financing activities for first quarter 2003 was equal to $0. Over the past two years, all of HouseRaising's debt financing has been through bridge loans. The loans can only be repaid if combined companies successfully raise additional equity or debt financing. In addition to the cash requirement to repay these bridge loans, HouseRaising's design/build operations will be dependent to raising equity to mount a sizable advertising campaign to generate sales. Currently, the company does not have commitments for such funds.


Management's plans are to begin operating Region 1 as a functioning region and to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow. As of March 31st, 2004, Region 1 (HouseRaising of Greater Charlotte, LLC) has one new home and three renovation sales for the first quarter of 2004.


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ITEM  14.  MERGERS,  CONSOLIDATIONS,  ACQUISITIONS  AND  SIMILAR  MATTERS

BACKGROUND  OF  THE  MERGER.

In late November, 2003, a representative of HouseRaising contacted Kevin Kyzer, President of the Company, to inform him that HouseRaising was going through the process of preparing a Registration Statement on Form SB-2 to go public. Mr. Kyzer responded that Robert V. McLemore, President of HouseRaising, might have an interest in doing a reverse merger with the Company since he felt that HouseRaising's business plan had more potential value to the stockholders of the Company than his business plan. Mr. Kyzer informed Mr. McLemore that the 1:20 reverse stock split that was underway had already been approved by the Company's stockholders, and that an Information Statement on Schedule 14C had already been filed with the Commission since March of 2003. The reverse stock split did not enter into the negotiations over the merger of HouseRaising and the Company.

The parties agreed that the reverse merger made financial sense for both companies, and they entered into a letter of intent dated January 15, 2004, which set forth some non-binding terms for a possible transaction. Next, both parties retained counsel and began negotiating a merger agreement. HouseRaising abandoned its efforts to prepare a Registration Statement on Form SB-2 and executed a merger agreement dated February 19, 2004.

THE  MERGER  AGREEMENT

The Company, HouseRaising and the HouseRaising Stockholders signed an Agreement and Plan of Merger, dated February 19, 2004 (the "Merger Agreement"), pursuant to which HouseRaising will merge with and into the Company at the Effective Time (as defined), and all outstanding shares of common stock of HouseRaising will be converted, in the aggregate, into 27,288,732 shares of common stock and 1,000,000 shares of Class A Voting Convertible Preferred Stock of the Company. The shares of Class A Voting Convertible Preferred Stock issued in the Merger are convertible into ten (10) shares of fully paid and non-assessable shares of common stock, and they have a class vote to approve or disapprove any merger, sale of assets, combination or reorganization involving the Company, or other fundamental corporate transaction involving the Company. The terms of the Class A Voting Convertible Preferred Stock could be considered to have an anti-takeover or takeover deterrent effect.

The series of Class A Voting Convertible Preferred Stock will be established by action of the Board of Directors of the Company pursuant to NCBCA Section 55-06-02. The Company intends to file an amendment to its Articles of Incorporation setting forth the terms of the Class A Voting Convertible Preferred Stock, which amendment will be effective with the affirmative vote of the Board of Directors of the Company. As part of the Merger Agreement, the Company has agreed to change its name to "HouseRaising, Inc.", pursuant to an amendment to its Articles of Incorporation. A copy of the executed Merger Agreement and the proposed Amendment to the Company's Articles of Incorporation to change its name are attached hereto as Exhibits 2 and 3 hereto, respectively.


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The  Merger  will be effective at the "Effective Time", such time being when the
Company and HouseRaising file a Certificate of Merger with the Secretary of State of North Carolina. The Closing under the Merger Agreement will occur on the second day after the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated by the Merger Agreement. The Merger is conditioned on, among other things, the Company and HouseRaising obtaining the written consent of a majority of their shareholders to approve the transactions contemplated by the Merger Agreement. In addition, the obligation of the Company to consummate the transactions contemplated by the Merger Agreement is conditioned on the Company's satisfactory completion of a due diligence investigation of HouseRaising. The obligation of HouseRaising to consummate the transactions contemplated by the Merger Agreement is conditioned on the Company's accounts payable and notes payable to vendors, lessors, subcontractors, governmental entities and other creditors not exceeding $200,000. In addition, the obligation of the Company to consummate the transactions contemplated by the Merger Agreement is conditioned on the new board of directors of the Company having caused the Company to issue as promptly as practicable 100,000 "free trading" shares of common stock to Kevin Kyzer, President of the Company, as payment for consulting services, and agreeing to issue and register such shares pursuant to a Registration Statement on Form S-8.

The respective boards of directors of the Company and HouseRaising deem it desirable and in the best interests of their respective corporations, for HouseRaising to merge with and into the Company in exchange for the issuance of shares of common stock and Class A Voting Convertible Preferred Stock of the Company and have proposed, declared advisable and approved the Merger pursuant to the Merger Agreement, which Agreement has been duly approved by resolutions of the respective boards of the Company and HouseRaising, and by action by written consent of the majority shareholders of HouseRaising. The NCBCA requires that a shareholders' meeting be called by the Company for the purposes of approving the Merger prior to closing.

The Company has previously reported executing the Merger Agreement in a Current Report on Form 8-K, filed with the Commission on February 20, 2004. The Company is a corporation duly organized and validly existing under the laws of the state of North Carolina, with its principal place of business at 301C Verbena, Charlotte, North Carolina 28217, and its telephone number is (704) 400-9042. HouseRaising is a corporation duly organized and validly existing under the laws of the state of Delaware, with its principal place of business at 4801 East Independence Boulevard, Suite 201, Charlotte, North Carolina 28212, and its telephone number is (704) 531-1781.

The  Effect  of  the  Merger

As a result of the Merger, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of the Company shall continue unaffected and unimpaired, and the corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of HouseRaising shall be wholly merged with and into the Company, and the Company shall be fully vested therewith. Accordingly, at the Effective Time, the separate existence of HouseRaising, except insofar as continued by statute, shall cease.

The laws of the state of North Carolina shall continue to govern the Company. On and after the Effective Time, the articles of incorporation of the Company shall remain the articles of incorporation of the Company without any modification or amendment resulting solely as a result of the Merger, except for the change of name to "HouseRaising, Inc." On and after the Effective Time, the By-Laws of the Company shall remain the By-Laws of the Company without any modification or amendment solely as a result of the Merger.

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

As mentioned above, pursuant to the Merger, 27,288,732 shares of common stock and 1,000,000 shares of Class A Voting Convertible Preferred Stock, which are convertible into ten (10) shares of common stock, shall be issued to the shareholders of HouseRaising in exchange for all of their shares of common stock of HouseRaising. Simultaneously with the issuance of the common and preferred stock HouseRaising will be merged with and into the Company. After the merger has been consummated, the Company will change its name to HouseRaising, Inc.

As a result of the Merger and the issuance of securities, there will be 29,641,625 shares of common stock and 1,000,000 shares of Class A Voting Convertible Preferred Stock outstanding. After the Merger, the currently outstanding 2,352,893 shares of common stock will represent 7.9% of total outstanding common shares, and will experience 92.1% dilution.

In addition, the terms of the Class A Voting Convertible Preferred Stock entitle the holder to, among other things, (i) a conversion right after five years into common shares at the rate of one share of preferred stock to ten shares of common stock, (ii) ten votes per share, voting upon issuance together with the common stock as a single class, (iii) a liquidation preference of $1.00 per share, and (iv) a class vote on mergers, sales of assets, combinations or reorganization involving the Company or other fundamental corporate transactions involving the Company. The latter types of provisions may have an anti-takeover effect on the Company's common stock and could depress the price of the Company's common shares in the marketplace.

The Class A Voting Convertible Preferred Stock is not convertible into common stock prior to the fifth anniversary of issuance. In addition, there is no cash required upon conversion. The holder simply would exchange his or her shares of preferred stock for ten shares of common stock by tendering them to the transfer agent. In the exchange, such holder forfeits his shares of preferred stock. The holders of the Class A Voting Convertible Preferred Stock will be the former shareholders of HouseRaising.

Conversion  of  HouseRaising  Securities

At and as of the Effective Time, each share of HouseRaising Class "A" common stock and each share of HouseRaising Class "B" common stock (each being referred to herein as a "HouseRaising Common Share"), other than any Dissenting Share, shall be converted into 1.0 shares of common stock of the Company and .036645 shares of Class A Voting Convertible Preferred Stock ("Class A Convertible Preferred") of the Company (the ratios of 1.0 common shares and .036645 Class A Convertible Preferred of the Company to one HouseRaising common share are referred to herein as the "Conversion Ratios"). The Conversion Ratios shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of HouseRaising common shares outstanding. No HouseRaising common share shall be deemed to be outstanding or to have any rights other than those set forth above after the Effective Time.

The  Relative  Rights  and  Preferences  of  the  Class  A Convertible Preferred


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Except  as  otherwise  required  by  law,  the  holders  of  Class A Convertible
Preferred shall be entitled to notice of any stockholders' meeting and to vote as a single class (and not together with the common stockholders as one combined class) to approve any merger, sale of assets, combination or reorganization involving the Company, or other fundamental corporate transaction involving the Company, with the holders of Class A Convertible Preferred having one vote per share of such stock owned. On all other matters, the Class A Convertible
Preferred shall vote with the common stockholders as one combined class, with the holders of Class A Convertible Preferred having ten (10) votes per share of such stock owned. Each share of Class A Convertible Preferred shall be convertible, at the option of the holder thereof, at any time after five (5) years from the date of issuance into ten (10) shares of fully paid and non-assessable shares of Common Stock. The holders of the Class A Convertible Preferred shall not be entitled to receive any dividend. The Class A Convertible Preferred shall be senior to the common stock and all other shares of preferred stock that may be later authorized. Finally, the holders of the Class A Convertible Preferred shall be entitled to, among other things, receive, prior to the holders of the other series of preferred stock and prior and in preference to any distribution of the assets or surplus funds of the Company to the holders of any other shares of stock of the Company by reason of their ownership of such stock, an amount equal to $1.00 per share with respect to each share of Class A Convertible Preferred. The foregoing description of the relative rights, preferences and terms and conditions of the shares of Series A Convertible Preferred is qualified in its entirety to text of the Series A
Convertible Preferred provisions, a copy of which is attached as Exhibit 4 hereto.

Federal  Income  Tax  Treatment  of  the  Merger

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). However, none of the parties to the Merger Agreement is seeking tax counsel or legal or accounting opinions on whether the merger qualifies for tax-free treatment and tax-free treatment of the merger is not a condition precedent to the obligations of the parties to consummate the Merger.

In the event that the Merger does not qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Code, the receipt of the common stock and Class A Voting Convertible Preferred Stock by HouseRaising Stockholders will be a taxable transaction for federal income tax purposes. In general, for federal income tax purposes, a shareholder will recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the fair market value of the shares received therefore. Such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the holder held the shares for more than one year at the Effective Time. Long-term capital gain of individuals and other noncorporate taxpayers currently is taxed at a maximum rate of 20% for federal income tax purposes.

BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO HIM OR HER AND THE PARTICULAR TAX EFFECTS TO SUCH HOLDER OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER INCOME TAX LAWS.

SUBSEQUENT  EVENT

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On  May  25,  2004,  Kevin  Kyzer,  President  of the Company, was served with a summons and complaint in a case styled as "Maxim Advisors, LLC v. Technology Connections, Inc.", a civil action in the Circuit Court of Lafayette County, MI. The Plaintiff is demanding judgment for stock of the Company valued at $17,849 for non-payment of services provided in preparing the Company's SEC filings during 2003. The Company intends to vigorously defend all claims, inasmuch as the plaintiff's work was allegedly inadequate and resulted in the Company temporarily becoming de-listed from the OTC Bulletin Board.

HOUSERAISING  DESCRIPTION  OF  BUSINESS.

General

HouseRaising, Inc., ("HRI") is a Delaware corporation formed in April 1999 by Robert V. McLemore. It is a development stage company and has not implemented its business plan to date. When this section uses the words "the company," "we," "us," and "our," they refer to HouseRaising and its subsidiaries, unless the context otherwise requires.

HouseRaising's Founder formed the company to develop a design/build business process capable of turning complicated pre-sold homebuilding projects into predictable experiences for buyers and builders. Utilizing four decades of experience in the design/build industry, Mr. McLemore has turned those experiences into a framework that is now capable of bringing predictability to pre-sold design/build and renovation projects. Distributed through establishing regional franchise operations and supported electronically through the Internet, expectations are Mr. McLemore's proprietary invention will have an important impact on the way of conducting home projects.

Our  Business:

HouseRaising is a development stage company and has revenue of $26,043 and net income of $(51,002) in fiscal 2003. Its business plan includes the completion of the company's proprietary business system and management process that will be utilized in selling, designing and managing of design/build projects and renovation projects. HouseRaising plans to accomplish this through specific tasks performed at an exact time and precise manner on each project. HouseRaising does not own land, nor does the company build speculative homes. HouseRaising is a design/build company that markets its products and services to homebuyers and small builders who have customers desiring to build a unique home. HouseRaising's builder-franchisees utilize an electronic management process to pre-sell, design and build quality residences on a lot owned by the homebuyers. HouseRaising is investigating the possibility of pre-arranging financing for projects that would be secured in the names of the home buyers. However, there can be no assurances that such a financing program can or will be implemented.

Management estimates that there is a substantial market for its design/build services, which will be accessed through affiliated relationships with small, hands-on builders who commit to conduct the business of building homes the HouseRaising way. Management believes this market exists based on the size of the current design/build market and its anticipated growth over the next five years. HouseRaising's plan is to develop small builder relationships in small markets and in isolated places where most large builders cannot feasibly develop operations. HouseRaising will operate on a smaller scale than that of many of the large regional builders. From this strategy HouseRaising hopes to produce significant revenues over a five year period of time.


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While  HouseRaising  will establish builders in large cities, our emphasis is in developing multiple builder relationships in small towns across America. Thousands of homebuyers each year enter the design/build arena by developing house plans from their dreams. They take incomplete plans and specs and set out to obtain bids from small builders, hoping to obtain fair prices and a quality product. Without realizing it, these homebuyers are creating a nearly impossible business endeavor, putting their dream homes in a battle with small builders and vendors. By connecting all parties to the contract and by utilizing HouseRaising's unique design/build system and management process, HRI allows homebuyers to develop financially sound and enjoyable homebuilding experiences. HouseRaising eliminates surprises by establishing quality standards and management processes utilized by all participants in the project.

HouseRaising's unique process does not reduce builder creativity nor does it restrict the ability to create "one of a kind" residences demanded by discriminating buyers. HouseRaising's invention encourages unique homebuilding by defining the what, when, how and why of creating quality residences in a fun and financially sound manner. HouseRaising is a tried, tested and proven process appreciated by builders, vendors, and homebuyers alike.

HouseRaising's  Invention:

Through review and analysis of thousands of design/build projects and hundreds of small hands-on builder relationships, Mr. McLemore identified 1,269 critical problem points that exist in every custom home project. Based on the analysis, we realized that each of the critical problem points led to an emotional component in the construction process. HouseRaising's system and management process establishes 3,400 precise tasks and business requirements that solve the 1,269 issues, each time and every time.

In  addition  to  the  specific  tasks  defined  by  the  3,400-part  process,
HouseRaising has developed a proprietary "Design/Price Module" that electronically prices unique homes without investing in house plans. This unique module assists homebuyers and builders to create and price their dream home within minutes, reducing the anxieties created by paying for house plans that do not meet the financial needs of the participants. Historically, this pricing/designing process predicts costs of unique home projects to within of 1% of actual costs.

Management believes that because the design/build industry consists of thousands of small builders functioning as independent companies without organization and structure, they have no viable means to predict outcomes of their projects. HouseRaising will solve these issues for the small builders. Small builders and discriminating homebuyers- who seek quality homes at fair prices- come to HouseRaising for workable solutions to their complex projects. In addition to developing industry-wide construction standards, homebuyers and builders creating special homes realize HouseRaising provides them a way to enjoy the experience.

HouseRaising Operates Though Regional Design/Build Franchises and as an Internet Based Homebuilder Training and Management Operation:


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HouseRaising  plans  to  expand  its  operation  nationally  through  regional franchises. The franchise establishes clear and precise procedures and processes that bring organization and accountability to a fragmented industry. HRI creates regional franchise relationships in various ownership structures. The company creates regional operations that are 100% owned by the company; they create regional franchise relationships owned 50% by HouseRaising and 50% by local investors; as well as the company sells 100% ownership interest of a franchise to outside parties. The company structures marketing and personnel in each regional franchise capable of selling, designing and building 50 home projects and 50 renovation projects annually.

HouseRaisingUSA,  LLC  ("HR-USA"):

HouseRaisingUSA, LLC is a wholly-owned subsidiary of the company. HRI issued a master franchise for the continental United States to HouseRaisingUSA. HR-USA is the operational arm of the franchise and it is the people side of the business, connecting the franchise and digital system to homebuyers and local builders, turning design and build projects into successful endeavors. HR-USA creates revenues for the company by establishing and managing regional design/build operations.

HouseRaisingAcademy,  LLC  ("HRA"):

HouseRaisingAcademy, LLC is a wholly-owned subsidiary of the company. HRA is an internet-based portal and digital framework for our proprietary design/build management system named HouseRaising. The system addresses 1,269 issues through implementation of 3,400 business requirements. The Academy is an online learning program utilized to teach users the what, when how and why of HouseRaising's
                                        ----  ---- ---    ----
superior design/build process. HouseRaisingAcademy links homebuyers, homebuilders and vendors in an organized and focused experience designed to achieve predictable results. Additionally, by linking classroom and Internet learning programs, HRA retrains out-of-work individuals to become successful entrepreneurs in the design/build industry.

HouseRaising  has  formed  13  Regional  Operations  in  Zone 1, North and South
Carolina:


REGION        LEVEL OF OPERATION     REGION  NAME
=========     ==================     ==========================================
Region  1     Level  I               HouseRaising  of  Greater  Charlotte,  LLC
---------     ------------------     ------------------------------------------
Region  2     Level  I               HouseRaising  of  Triangle  NC,  LLC
---------     ------------------     ------------------------------------------
Region  3     Level  I               HouseRaising  of  Triad  NC,  LLC
---------     ------------------     ------------------------------------------
Region  4     Level  I               HouseRaising  of  Greenville  SC,  LLC
---------     ------------------     ------------------------------------------
Region  5     Level  I               HouseRaising  of  Asheville,  LLC
---------     ------------------     ------------------------------------------
Region  6     Level  I               HouseRaising  of  Wilmington,  LLC
---------     ------------------     ------------------------------------------
Region  7     Level  I               HouseRaising  of  Myrtle  Beach,  LLC
---------     ------------------     ------------------------------------------
Region  8     Level  I               HouseRaising  of  Charleston,  LLC
---------     ------------------     ------------------------------------------
Region  9     Level  I               HouseRaising  of  Blowing  Rock,  LLC
---------     ------------------     ------------------------------------------
Region 10     Level  I               HouseRaising  of  OBX,  LLC
---------     ------------------     ------------------------------------------
Region 11     Level  I               HouseRaising  of  Pinehurst,  LLC
---------     ------------------     ------------------------------------------
Region 12     Level  I               HouseRaising  of  Central  NC,  LLC
---------     ------------------     ------------------------------------------
Region 13     Level  I               HouseRaising  of  Columbia  SC,  LLC
---------     ------------------     ------------------------------------------

Region  1  -  HouseRaising  of  Greater  Charlotte,  LLC:

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HouseRaising of Greater Charlotte, LLC is the first regional franchise operation owned 50% by HouseRaisingUSA, LLC and 50% by local investors and is presently marketing, selling, and designing new home projects and remodeling projects in the greater Charlotte areas. As of today, Region 1 has approximately $1 million in new home and remodeling projects under development during 1st Quarter 2004.

Competition:

The homebuilding business is highly competitive and fragmented. However, HouseRaising's competition is not the large national homebuilders, we compete with the small craftsman or craftswoman builders that bid against other small builders for projects provided by customers. Currently, we know of no companies developing the type affiliations and support structure HouseRaising offers small builders.

HouseRaising  Involves  Only  the Design/Build Segment of Homebuilding Industry:

Throughout the country, custom homebuyers will continue to purchase lots and build second homes. They are building in resort areas, on special lots purchased in the mountains and in coastal areas where they design and build the home of their dreams. Additionally, families living in urban and suburban areas throughout America will continue to locate further and further away from large metropolitan areas. Developers are finding customers to purchase lots in golf course communities developed in rural areas, which entail drives of close to an hour from the city. Low interest rates and low inflation have teamed to provide homebuyers the opportunity to not only build a fine home, they can now afford to include upgrades, making the home truly a dream home.

Protection  for  HouseRaising's  Intellectual  Property

HouseRaising has engaged the law firm of Ostrolenk, Faber, Gerb & Soffen, LLP to file a patent application on its processes as a new invention. It is hoped that patent pending status will protect the company's intellectual properties in the near future.

HouseRaising's  Marketing  Plan:

HouseRaising, Inc. markets the use of its unique and proprietary design/build management system directly to builders and buyers and to regional franchises nationally through HouseRaisingUSA, a master franchise company. We train professionals and technical advisors through our own educational system called HouseRaisingAcademy. In addition to profits derived from designing and building houses through regional design/build franchisees, HouseRaisingAcademy earns fees from small builders and homebuyers for the use of its system provided on an individual project basis.

Marketing  Option  #1-  Marketing HouseRaising Through Independent Builders, and
---------------------
Their  Homebuyers:

A homebuyer and builder can electronically link with HouseRaisingAcademy as a team to become certified to utilize HouseRaising for developing their unique home project. They pay to use the system and select other services from a menu of support available to them through a HouseRaising regional center in their area.


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In  areas  where  a  HouseRaising Regional operation is in place, homebuyers and their selected builder are required to utilize HouseRaising's support teams throughout the project from A to Z. HouseRaising provides sales staff, design staff, budgeting and engineering staff, financial management personnel and CPA's that coordinate cash flow management and oversee the projects through 56 affiliated vendor relationships.

Marketing  Option  #2-  Marketing  the  Designing  and  Building of Unique Homes
---------------------
Directly  to  Homebuyers:

Homebuyers deal directly with HouseRaising's regional design/build operations to have the company design and build them a unique home. In this option, HouseRaising assumes full responsibility for the projects, recruiting, training, and certifying builders to function as in-house builders or builder partners, whereby they manage projects as employees. Buyers receive fixed priced contracts that lower the cost of their homes with "no surprises."

The  10-Year  Outlook  for  Homebuilding  is  Positive:

The homebuilding industry is enjoying record sales and has done so for close to a decade. Low interest rates coupled with population growth, forming millions of new households each year has created record profits for the nation's largest builders. HouseRaising's research indicates the current level of homebuilding throughout America is sustainable as long as interest rates stay between 6% and 7%. Most economists support the theory that the current 5% rates will likely rise a percentage point during 2004. However, most of these economists believe it unlikely that rates will rise above the 6-7% target rate in the near future. Many analysts estimate that - as short-term rates rise with the pick up in the GDP, long-term rates, used to set mortgage rates, may remain level or even dip lower. Our forecast of another decade of the continuing homebuilding boom was supported by comments from the Chairman and CEO of Fannie Mae Corporation on CNBC carried live on 2/19/04. Whatever the outcome of interest rates and the economy, it is obvious that homebuilding in general should remain brisk through 2010.

Our  Home  Products  and  Services:

HouseRaising's product and services are offered in three (3) divisions: Division I sells, designs and builds residences priced from $150,000 to $499,000; Division II designers and builders market to homebuyers in the $500,000 to $999,000 price range and Division III specializes in estates $1 million and up.

Regulation  and  Environmental  Matters:

Since HouseRaising does not develop subdivisions or communities, the company is less effected by environmental and regulation matters. We are subject to various local, state and federal statutes, ordinances, rules and regulations concerning zoning, building designs, construction and similar matters. In addition, we are subject to various licensing, registration and filing requirements in connection with construction, advertising and sale of design/build projects in our regional operations. We are also subject to a variety of local, state and federal statutes, ordinances, rules and regulations concerning protection of public health and the environment. We maintain a policy of engaging engineers and environmental consultants to evaluate certain sites located in environmental sensitive areas.

Factors  That  May  Affect  Our  Future  Results,  a  Cautionary  Statement:

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As  a  result  of growth in the number of builders and total projects in each of its Design/Build and Proposed Renovation efforts, HouseRaising expects significant growth in revenues, total assets and net income over the next five years. Management bases this growth on the belief that small to medium sized independent homebuilders will be attracted to HouseRaising as a solution to their being unable to predict outcomes of projects. Existing homebuilders, building 3 to 10 homes annually, will merge their existing organizations into HouseRaising allowing our system and process to increase profits and bring stability to their personal lives through organizing their companies.

Certain information included in this report, or in other materials we have filed or will file with the Securities and Exchange Commission, (as well as information included in oral statements or other written statements made or to be made by us) contains or may contain forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They contain words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "may," "can," "could," "might" and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance.

Such statements include information relating to anticipated operating results, financial resources, changes in revenues, changes in profitability, interest expense, growth and expansion, anticipated income to be realized from our investments in joint ventures and the ability to acquire land, the ability to gain approvals and to open new communities, the ability to sell homes and properties, the ability to deliver homes from backlog, the ability to secure materials and subcontractors, the ability to produce the liquidity and capital necessary to expand and take advantage of opportunities in the future, and stock market valuations.

Any or all of the forward-looking statements included in this business description and in any other reports or public statements made by us may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. Many factors mentioned in this business description or in other reports or public statements made by us such as government regulation and the competitive environment will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward--looking statements.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. The following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business includes factors we believe could cause our actual results to differ materially from expected and historical results. Other factors beyond those listed below, including factors unknown to us and factors known to us, which we have not determined to be material, could also adversely affect us. Despite the fact we pre-sale our projects with financing in the names of the homebuyers, we operate in a very competitive environment, which is characterized by competition from a number of other homebuilders in each market in which we operate. Actions or changes in plans by competitors may negatively affect us.

Our business can be affected by changes in general economic and market conditions, as well as local economic and market conditions where our operations are conducted and where prospective purchasers of our homes live.

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The impact and uncertainties created by the September 11, 2001 terrorist attacks and the consequences of any future terrorist attacks, as well as other events affecting the national and world economies, may affect our business.

We operate in a very competitive environment, which is characterized by competition from a number of other homebuilders in each market in which we operate. Actions or changes in plans by competitors may negatively affect us.

Our business can be affected by changes in general economic and market conditions, as well as local economic and market conditions where our operations are conducted and where prospective purchasers of our homes live.

Claims may be brought against us in various legal proceedings which have not had, and are not expected to have, a material adverse effect on our business or financial condition; however, additional legal and tax claims may arise from time to time, and it is possible that our cash flows and results of operations could be affected from time to time by the resolution of one or more of such matters.

We are subject to construction defect and home warranty claims arising in the ordinary course of business. These claims are common in the homebuilding industry and can be costly. In addition, the costs of insuring against construction defects and product liability claims are high, the amount of coverage offered by insurance companies is currently limited, and the amounts of deductibles and self-insured retentions are high. There can be no assurance that this coverage will not be further restricted or become more costly. If we are not able to obtain adequate insurance against these claims, we may experience losses that could hurt our business.

There is intense competition to attract and retain management and key employees in the markets where our operations are conducted. Our business could be adversely affected if we are unable to recruit or retain key personnel in one or more of the markets in which we conduct our operations.

HouseRaising's  Typical  Builder  Candidate:

The small homebuilder/entrepreneur is the number one candidate for becoming a HouseRaising Builder. These dedicated homebuilders manage 2 to 4 home projects annually because they love it, and because building someone's home allows them a way to express their creative talents. The builders are usually skilled in the art of building, own a pick up and tools required to build a quality home. Currently, there are 12,000 licensed homebuilders in North Carolina alone that bid against each other on complex design/build projects. The majority of homebuilder/ entrepreneurs fail because they cannot control their projects. They usually earn less money per year than the subcontractors they employ to erect the homes they build. HouseRaising recruits these builders into a well-organized operation, where they can focus on building quality homes at fair prices.

Builder  Relationships:

Builder Relationship, In-House:  Functioning in Management Platform #5, In-House
------------------------------
Builders manage HouseRaising home projects as employees in the regional HouseRaising operation. These builders receive a weekly salary or draw and obtain state licenses, listing themselves on HouseRaising's regional homebuilding license.


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Builder Relationship, Partner:  Functioning in Management Platform #5, a Builder
-----------------------------
Partner is one who has entered into a contract and developed a full-time business relationship with a HouseRaising Regional franchise to build HouseRaising homes. Profits created in these relationships divide on a 50% basis between Builder and HouseRaising regional operation.

Builder Relationship, Associate:  Functioning in Management Platform #5, Builder
-------------------------------
Associates are homebuilders conducting independently owned businesses as HouseRaising builders. These builders build only HouseRaising projects, maintaining 100% of profits, paying HouseRaising fees for services on a project basis.

Builder Relationship, Independent:  Builders functioning independently, not 100%
---------------------------------
involved with HouseRaising projects. Independent builder relationships pay fees to HouseRaising on a contract-by-contract basis. These relationships are in locations whereby HouseRaising does not yet have a regional operation in place.

HouseRaising Creates Profiles of all Accredited Builders Maintained on HouseRaising's Website:

In areas where HouseRaising does not yet have regional operations, where only builder associates and independent builder relationships function, contacts go directly to Homebuilders. In areas where regional staff members are in place, HouseRaising manages sales through in-house personnel.

In  all  design/build  transactions,  regardless  of  builder  relationship  or
-----------------------------------
classification, HouseRaising conducts support and services through six (6) Management Platforms providing checks and balances for the design/build project. Sales are introduced to HouseRaising through MP1; Prices are set, plans and contracts developed in MP2; Working drawings, budgets, loan approvals, etc. are provided by MP3; Financing, managing accounts payables, job costs and payment disbursements are managed in MP4; the builder assigned the project functions as MP5; and HouseRaising personnel provide review and reconciliation services in MP6.

Builder Certification: A qualification and training process required to build HouseRaising homes.

Three  Builder  Classifications:

Builder, Division I:  A licensed individual qualified and trained to build homes
-------------------
and renovation projects designed with specifications and floor plan details that range in price from the $150,000's to $499,000.

Builder,  Division  II:  A  licensed  individual  qualified and trained to build
----------------------
homes and renovation projects designed with specifications and floor plan details that range in price from $500,000 to $999,000.

Builder,  Division  III:  A  licensed  individual qualified and trained to build
-----------------------
estate  homes  priced  from  $1  million.


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Employees:

HouseRaising currently has 5 employees. They consist of management employees who have been with HouseRaising since its inception.


ITEM  15.  ACQUISITION  OR  DISPOSITION  OF  PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM  16.  RESTATEMENT  OF  ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM  17.  ACTION  WITH  RESPECT  TO  REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM  18.  MATTERS  NOT  REQUIRED  TO  BE  SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented at the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.


ITEM  19.  AMENDMENT  OF  ARTICLES,  BYLAWS  OR  OTHER  DOCUMENTS

Action will be taken by the Company with respect to the amendment of articles of incorporation of the Company, whereby the name of the company will be changed from "Technology Connections, Inc." to "HouseRaising, Inc." and an amendment will be made to designate the Class A Voting Convertible Preferred Stock. Approval of these amendments will not result in any other material amendment or change to the Company's Articles of Incorporation. The amendments are proposed in conjunction with the Merger Agreement between the Company, HouseRaising and the HouseRaising Stockholders. A copy of the proposed Amendments to the Articles of Incorporation are attached as Exhibit 3 and 4 hereto.


ITEM  20.  OTHER  PROPOSED  ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.

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ITEM  21.  VOTING  PROCEDURES

The Board of Directors has fixed April 30, 2004, as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 2,352,893 shares of Common Stock entitled to one (1) vote per share. The affirmative vote of the holders of a majority of the Company's Common Stock is required to approve each of the three proposals.

The directors, officers, affiliates and five percent holders of the Company as a group own or may be deemed to control 1,538,350 shares of Common Stock, constituting approximately 65.4% percent of the outstanding shares of Common Stock. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Common Stock owned by him or her in favor of each item set forth herein.


ITEM  22.  INFORMATION  REQUIRED  IN  INVESTMENT  COMPANY  PROXY  STATEMENT

Not  applicable

ITEM  23.  INTEREST  OF  CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
           UPON.

Kevin Kyzer, Chairman and President of the Company, owns 426,350 shares, representing 18.1% of the outstanding shares, of common stock of the Company. Mr. Kyzer will also receive an additional 100,000 shares, representing 4.3% of the outstanding shares, of common stock of the Company for consulting services in connection with the Merger. Finally, Mr. Kyzer is a member nominee to the Board of Directors that will be elected at the Special Shareholders' Meeting and he has been appointed Zone Operations Officer of HouseRaising.

Stacey Kyzer, Vice President, Secretary and Director of the Company, owns 392,000 shares, representing 16.7% of the outstanding shares, of common stock of the Company. She will resign her positions with the Company at closing.

Four of the nominees for election as a director of the Company own shares of Class A or Class B Common Stock of HouseRaising, as set forth in Item 6 above, and will receive shares of Common Stock and Class A Voting Convertible Preferred Stock in the Merger in the ratio of one (1) share of Common Stock of the Company and 0.036645 shares of Class A Voting Convertible Preferred Stock of the Company for each HouseRaising common share.


                  THIS INFORMATION STATEMENT IS PROVIDED TO YOU
               FOR INFORMATIONAL PURPOSES ONLY. NO ACTION ON YOUR
                          PART IS SOUGHT OR REQUIRED.


ITEM  24.  PROPOSALS  BY  SECURITY  HOLDERS.

Not  applicable.


ITEM  25.  DELIVERY  OF  DOCUMENTS  TO  SECURITY  HOLDERS  SHARING  AN  ADDRESS.

The Company intends to deliver only one copy of this Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.

We will deliver promptly upon written or oral request a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered upon receipt of instructions from the security holder and we will provide directions to the security holder as to how he can notify us of his wishes.


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Our  telephone  number is (704) 400-9042 and our mailing address is 301C Verbena
Street, Charlotte, North Carolina 28217 for use in communications about receiving a separate copy of this Information Statement. In the event that you are a security holder sharing an address and you would like to receive a single copy of this Information Statement and you are currently receiving multiple copies of documents from us, please contact us at the above telephone number or address to have your wishes followed.


ITEM  26.  OTHER  AND  GENERAL  INFORMATION.

Our Annual Report on Form 10-KSB for the year ended December 31, 2003, including audited financial statements as of that date, and our Quarterly Report on Form 10-QSB, for the quarter ended March 31, 2004, are available from us on request. They are also included as exhibits to this Information Statement. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by TLGY can be accessed electronically by means of the SEC's home page on the Internet at ttp://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                                      TECHNOLOGY  CONNECTIONS,  INC.

                                       By  /s/  Kevin  Kyzer
                                                Kevin  Kyzer
                                                President

Dated:   August  4,  2004




By  the  order  of  the  Board  of  Directors


                                            /s/  Kevin  Kyzer
                                                 Kevin  Kyzer
                                                 Chairman





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                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------


1.               Article  13  of  the North Carolina Business Corporation Act *
2.               Agreement  and  Plan  of  Merger,  dated  February  19, 2004 *
3.               Articles of Amendment to Articles of Incorporation to Change
                 Name *
4.               Articles  of  Amendment  for  Class  A  Voting  Convertible
                 Preferred  Stock *
5. Annual Report on Form 10-KSB for the year ended December 31, 2003 of Technology Connections, Inc. *
6. Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 of Technology Connections, Inc. *


__________________
*     Filed  previously


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